Franklin California Intermediate-Term
Tax-Free Income Fund

Franklin California Tax-Free Trust


PROSPECTUS   November 1, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/DIAL BEN





Franklin California Tax-Free Trust (the "Trust") is an open-end management investment company, consisting of two diversified and one non-diversified series. This Prospectus relates only to the Franklin California Intermediate-Term Tax-Free Income Fund (the "Fund"), the non-diversified series of the Trust. The Fund offers individual investors, corporations and other institutions a convenient way to invest in a professionally managed portfolio of municipal securities, primarily issued by the state of California and its political subdivisions. The Fund's investment objective is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund invests primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. There can be no assurance that the investment objective of the Fund will be realized.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information ("SAI") concerning the Fund, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors") at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                         Page

Expense Table....................   2

Financial Highlights.............   4

About the Trust..................   4

Investment Objective and
 Policies of the Fund............   4

Management of the Fund...........   9

Distributions to Shareholders....  10

Taxation of the Fund
 and Its Shareholders............  12

How to Buy Shares of the Fund....  13

Programs and Privileges
 Available to Fund Shareholders..  18

Exchange Privilege...............  20



How to Sell Shares of the Fund...  22

Telephone Transactions...........  26

Valuation of Fund Shares.........  27

How to Get Information Regarding
 an Investment in the Fund.......  27

Performance......................  28

General Information..............  29

Account Registrations............  30

Important Notice Regarding
 Taxpayer IRS Certifications.....  31

Portfolio Operations.............  31

Risk Factors in California.......  31


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund before fee waivers and expense reductions for the fiscal year ended June 30, 1995.

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)...............................     2.25%
Deferred Sales Charge..............................................  NONE*

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a contingency period of 12 months of the calendar month of such investment. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."


Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees....................................................     0.63%***
12b-1 Fees.........................................................     0.08%++
Other Expenses:
 Reports to shareholders....................................     0.02%
 Shareholder servicing costs................................     0.02%
 Other......................................................     0.08%
Total Other Expenses...............................................     0.12%
Total Fund Operating Expenses......................................     0.83%***



***Represents the amount that would have been payable to the investment manager, absent a fee waiver by the investment manager. The investment manager, however, has agreed in advance to waive a portion of its management fees and assume responsibility for making payments to offset certain operating expenses otherwise payable by the Fund. With this waiver, management fees and total operating expenses represented 0.13% and 0.33%, respectively, of the average net assets of the Fund. This arrangement may be terminated by the investment manager at any time.

++The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.10%. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.



Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                  1 year*    3 years     5 years    10 years
                    $31        $48         $68        $123

*Assumes that a contingent deferred sales charge will not apply.



THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%. Financial Highlights

Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of the registration statement, September 21, 1992, through June 30, 1995. This information has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated June 30, 1995. See the discussion "Reports to Shareholders" under "General Information."




                        Per Share Operating Performance                                           Ratios/Supplemental Data
                    -----------------------------------------                                     -----------------------

                                                                                                             Ratio of Net
         Net Asset            Net Realized            Distributions Net Asset         Net Assets   Ratio of   Investment
 Year    Value at      Net    & Unrealized Total From   From Net     Value              at End     Expenses     Income   Portfolio
 Ended   Beginning Investment  Gain (Loss) Investment  Investment   at End     Total    of Year   to Average  to Average Turnover
June 30  of Year    Income   on SecuritiesOperations    Income      of Year   Return+ (in 000's) Net Assets++ Net Assets   Rate

1993**   $10.00     $0.29      $0.550        $0.840    $(0.290)    $10.55      10.95%  $42,831       0.09%*      4.73%*     0.08%
1994      10.55      0.54      (0.360)        0.180     (0.530)     10.20       1.65    94,015       0.25        5.11      14.95
1995      10.20      0.54       0.170         0.710     (0.530)     10.38       7.19    88,785       0.33        5.34      10.90

*Annualized

**For the period September 21, 1992 (effective date of registration) to June 30,
1993.

+Total return measures the change in value of an investment over the period indicated. It does not include the maximum front-end sales charge, and assumes reinvestment of dividends and capital gains at net asset value.

++During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to reduce management fees and reimbursed other expenses. Had such action not been taken, the ratio of operating expenses to average net assets would have been .95% (annualized), .80%, and .83% for the periods ended
June 30, 1993, 1994 and 1995, respectively.


About the Trust



Franklin California Tax-Free Trust is an open-end management investment company commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust in July 1985 and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of three series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The Board of Trustees (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge based upon a variable percentage not exceeding 2.25% of the offering price. (See "How to Buy Shares of the Fund.")


Investment Objective and
Policies of the Fund



The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The objective is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding shares. The Fund invests primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. There is, of course, no assurance that the Fund's objective will be achieved.

Under normal market conditions, the Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its total assets in debt obligations issued by or on behalf of the state of California or any state, territory or possession of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income tax. It is possible, although not anticipated, that up to 20% of the Fund's total assets could be in municipal securities subject to the alternative minimum tax and/or in taxable obligations.

The Fund may invest, without percentage limitation, in securities having, at the time of purchase, one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Fund's investment manager, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated in the fourth highest ratings level (Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and as having some speculative characteristics. In the event the rating of an issue held in the Fund's portfolio is lowered by the rating services, the change will be considered by the Fund in its evaluation of the overall investment merits of that security but the change will not necessarily result in an automatic sale of the security. For a description of municipal securities ratings, see "Appendix B" in the SAI.

In addition, under normal market conditions, the Fund will invest at least 65% of its total assets in municipal securities and obligations issued by or on behalf of the state of California and its local governments, municipalities, authorities, agencies and political subdivisions which pay income exempt from federal and California income taxes ("California Municipal Securities"). It is possible, although not anticipated, that up to 35% of the Fund's total assets could be in municipal securities from a state, possession or territory other than California.

Dividends paid by the Fund which are derived from interest on tax-exempt obligations that are not California Municipal Securities will be exempt from federal income tax, but will be subject to California income taxes.

For temporary defensive purposes only, the Fund may invest (i) more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to federal income tax, and (ii) more than 35% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not California personal income taxes. Any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or commercial paper rated A-1 by S&P, P-1 by Moody's, or F-1+ by Fitch.

The Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets for that purpose.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of the state of California or any state, territory or possession of the U.S. and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

It is possible, from time to time, that the Fund will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development revenue bonds, transportation bonds, or pollution control revenue bonds, or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase the shareholder's liability under, the federal alternative minimum tax (but not under California's alternative minimum tax), depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase its liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." Consistent with the Fund's investment objective, the Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of June 30, 1995, the Fund derived 1.29% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.

The Fund may invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. Frequently, VRDNs are secured by letters of credit or other credit support arrangements provided by banks. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COPs financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for Fund investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of June 30, 1995, the Fund held 29.06% of its net assets in COPs and other municipal leases.

The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for five to ten years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed. Notwithstanding the call feature, any such investment would still be subject to the policy whereby the Fund is required to maintain a dollar weighted average portfolio maturity of between three and ten years.

Investment Risk Considerations

While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce the investor's risk. There are two categories of risks to which the Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt investments may rise. Price changes of securities held by the Fund have a direct impact on the net asset value per share of the Fund. Since the Fund will generally invest primarily in California Municipal Securities, there are certain specific factors and considerations concerning California which may affect the credit and market risk of the municipal securities that the Fund may purchase. See "Risk Factors in California" for a discussion of these factors.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to the concentration of its investments in the assets of one or more issuers. This concentration may present greater risks than in the case of a diversified company. (See the SAI for the diversification requirements the Fund intends to meet in order to qualify as a regulated investment company under the Code.)

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. A list of these restrictions and additional information concerning the characteristics of municipal securities is included in the SAI.

How Shareholders Participate in the
Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund. In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.

In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased interest rates, which frequently accompany higher inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.


Management of the Fund



The Board has the primary responsibility for the overall management of the Fund and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion, approximately $41 billion of which are in the municipal securities market.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended June 30, 1995, management fees, before any advance waiver, totaled 0.63% of the average monthly net assets of the Fund. Total operating expenses, including management fees, before any advance waiver, totaled 0.83% of the average monthly net assets of the Fund. Pursuant to an advance agreement by Advisers to waive its fees, the Fund paid management fees and operating expenses totaling 0.13% and 0.33%, respectively, of the average monthly net assets of the Fund.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. To the extent that the Fund participates in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom these transactions will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.10% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund.
For more information, please see the SAI.


Distributions to Shareholders



There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the reinvestment date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(R) or the Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department. See "Purchases at Net Asset Value" under "How to Buy Shares of the Fund."


Taxation of the Fund and Its Shareholders



The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For further information, see the section entitled "Additional Information Regarding Taxation" in the SAI.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such, and intends to continue to so qualify. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

The Fund intends to qualify and elect to pay exempt-interest dividends to its shareholders. To the extent that dividends are derived from interest income from debt obligations of California or its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and
Guam) which are exempt from regular federal and California personal income tax, they will not be subject to either federal or California personal income tax when received by the Fund's shareholders. The pass through of exempt-interest dividends is allowed only if the Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. In addition, to the extent that exempt-interest dividends are derived from direct obligations of the federal government, they will also be exempt from California personal income taxes. For corporate taxpayers subject to the California franchise tax, however, all distributions will be fully taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) or from the excess of net short-term capital gain over net long-term capital loss or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount, that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular income tax in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time a shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income, such as market discount income, if any, or interest income that is a tax preference item under the federal alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose the receipt of exempt-interest dividends on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

The foregoing description relates solely to federal income tax law and to California personal income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from the Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to a shareholder's particular tax situation.


How to Buy Shares of the Fund



Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Purchase Price of Fund Shares

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."

Set forth below is a table showing front-end sales charges and dealer concessions.


                                                   Total Sales Charge
                                                 As a Percentage  Dealer Concession
Size of Transaction             As a Percentage  of Net Amount    As a Percentage
at Offering Price               of Offering Price  Invested       of Offering Price*,***

Less than $100,000                     2.25%      2.30%       2.00%
$100,000 but less than $250,000        1.75%      1.78%       1.50%
$250,000 but less than $500,000        1.25%      1.26%       1.00%
$500,000 but less than $1,000,000      1.00%      1.01%       0.85%
$1,000,000 or more                     none       none    (see below)**



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period of 12 months. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers

Either distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See definitions under "Description of Special Net Asset Value Purchases" in the SAI.

Either distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds, and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 1.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, directors, trustees and full-time employees of the Trust, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) registered securities dealers and their affiliates, for their investment account only, and (5) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares redeemed in connection with an exchange into another of the Franklin Templeton Funds (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Shares of the Fund or another of the Franklin Templeton Funds Class I shares may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in the Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers, who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

Description of Special Net Asset Value Purchases

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. These purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.


Programs and Privileges
Available to Fund Shareholders



Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial or a subsequent investment, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. The applicable contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


Exchange Privilege



The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives or policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for shares of other Franklin Templeton Funds Class I shares which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectuses of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. No exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividend and capital gain distributions to the Fund or another Class I Franklin Templeton Fund. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds, but such purchase will be subject to that Fund's Class II front-end and contingent deferred sales charges for the contingency period of 18 months.

Exchanges may be made in any of the following ways:

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to exchange shares from the Fund into Class I shares of an identically registered account in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. A dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period of 12 months during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing municipal securities, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The Exchange Privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Timing Accounts

"Timing Accounts" are not permitted to purchase shares of the Fund or to exchange into the Fund. This policy does not affect any other types of investor. Timing Accounts generally include market timing or allocation services; accounts administered as to redeem or purchase shares based upon certain predetermined market indicators; or any person whose transactions seem to follow a timing pattern.


How to Sell Shares of the Fund



A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions by Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions by Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions by Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.


Telephone Transactions



Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions, including the following, by calling Investor Services at 1-800/632-2301.

Shareholders may: (i) effect a change in address, (ii) change a dividend option,
(iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Valuation of Fund Shares



The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. Assets in the Fund's portfolio are valued as described in the SAI.


How to Get Information Regarding an Investment in the Fund



Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Fund information may be accessed by entering Fund Code 152 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                       Hours of Operation
Department Name        Telephone No.  (Monday through Friday)
Shareholder Services   1-800/632-2301  5:30 a.m. to 5:00 p.m.
Dealer Services        1-800/524-4040  5:30 a.m. to 5:00 p.m.
Fund Information       1-800/DIAL BEN  5:30 a.m. to 5:00 p.m.
                                       8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans       1-800/527-2020  5:30 a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637  5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin or Templeton's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance



Advertisements, sales literature and communications to shareholders may contain several measures of the Fund's performance, including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC (see the SAI), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.


General Information



Reports to Shareholders

The Fund's fiscal year ends June 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on July 18, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. The Trust reserves the right to issue additional classes of shares of the Fund, or to add additional series to the Trust.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series, or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees the holders of more than 50% of the shares of the Trust voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting of a series for such purposes as changing fundamental investment restrictions for the series, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees as provided in Section 16(c) of the 1940 Act.

The Board may from time to time issue other funds of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other fund.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.


Account Registrations



An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available, include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications



Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is, in fact, incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


Portfolio Operations



The following persons are primarily responsible for the day-to-day management of the Fund's portfolio: Bernard Schroer and Andrew Jennings, Sr. since the Fund's inception and Thomas Kenny since August 1994.

Thomas J. Kenny
Senior Vice President
Franklin Advisers, Inc.

Mr. Kenny is Senior Vice President of the investment manager and is director of Franklin's municipal bond department. He joined Franklin in 1986. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry-related committees and associations.

Bernard Schroer
Vice President
Franklin Advisers, Inc.

Mr. Schroer was the manager of trading at Kidder Peabody and Company, Inc. from 1974 to 1984. He has a degree in Finance from Santa Clara University and is currently a member of various municipal securities industry related committees and associations. He joined Advisers in 1987.

Andrew Jennings, Sr.
Vice President
Franklin Advisers, Inc.

Mr. Jennings attended Villanova University in Philadelphia and has been in the securities industry for over 33 years. From 1985 to 1990, Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds, Inc. He is a member of several municipal securities industry related committees and associations.


Risk Factors in California



The following information as to certain California risk factors is given to investors in view of the Fund's policy of investing primarily in California state and municipal issuers. The information is based primarily upon information derived from public documents relating to securities offerings of California state and municipal issuers, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.

California constitutional and other laws affect the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers to raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation would provide sufficient revenue for such California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

The past four years have challenged California's resiliency, as cyclical and structural problems have been addressed. The national recession severely affected California and its effects have lingered. The magnitude of California's military-industrial complex and effects of the recession has resulted in a loss of more than 700,000 jobs. Of the approximate 700,000 jobs lost, it is estimated 240,000 have been restored. Base closures have likewise impacted state and local economies. California's social welfare and entitlement programs have strained finances as caseload growth has exceeded resource availability. The high priority of public safety has resulted in the enactment of strong crime legislation that is both capital and labor intensive. California has been affected by natural catastrophes including earthquakes, wildfires, floods and droughts.

By the fall of 1993 it had become apparent the California economy had reached a trough and recovery was underway. During 1994 the state's economy paralleled the broad-based expansion occurring on the national level. California's economy continued to gain momentum through 1994 as revenue collections exceeded budget projections. The state's unemployment rate opened 1994 at 10.1 percent and declined to 7.7 percent at calendar year-end. California's unemployment rate rose slightly in January 1995 to 8.2 percent, perhaps reflecting the effect of seven rate increases over the past year. The number of jobless in January 1995 was approximately 1.3 million, reflecting a decrease of 300,000 from the prior year.

In July of 1994, both S&P and Moody's lowered the general obligation bond ratings of the state of California from A+ to A and Aa to A1, respectively. These revisions reflected the state's heavy reliance on the short-term note market to finance its cash imbalance and the likelihood that this exposure will persist for at least another two years. For more information on these ratings revisions and the state's current budget, please refer to the Fund's SAI.

On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Orange County Funds" or "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Orange County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Orange County Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Orange County Funds. As of mid-January, 1995, following a restructuring of most of the Orange County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Orange County Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Following the bankruptcy filing many of the entities which deposited moneys in the Orange County Funds, including the County, faced cash flow difficulties because of the bankruptcy filing and would have been required to reduce programs or capital projects. On May 2, 1995, the bankruptcy court approved a settlement between the County and the participants in the Orange County Funds which provides for participants to receive 100% of their investment balances. The settlement provides an initial cash distribution of 77% of their aggregate investment balance followed by a combination of recovery notes and other claims. The initial 77% distribution was released on May 19, 1995, which will greatly reduce the cash flow difficulties faced by depositors.

The state has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered state programs because of insufficient resources, it may be necessary for the state to intervene, but the state cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Orange County Funds. Under existing legal precedent, the state is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The state is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the state may have to provide. The Governor has called a special session of the Legislature which is expected to consider various responses to the Orange County situation.








Franklin California
Tax-Free Trust

Franklin California Insured
Tax-Free Income Fund

Franklin California Tax-Exempt
Money Fund


PROSPECTUS      November 1, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777     1-800/DIAL BEN





Franklin California Tax-Free Trust (the "Trust") is an open-end management investment company consisting of two diversified and one non-diversified Funds. This Prospectus pertains only to the two diversified Funds listed above, referred to herein as the "Insured Fund" and "Money Fund," respectively. Each Fund in the Trust intends to concentrate its investments in California municipal securities and seeks to provide investors with as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management, while seeking preservation of shareholders' capital. The Money Fund also seeks liquidity in its investments.

The Money Fund is a no-load money market fund offering investors a convenient way to invest in a diversified, professionally managed portfolio of high quality, short-term California municipal securities. Its portfolio securities are not covered by insurance policies. AN INVESTMENT IN THE MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO DO SO.

The Insured Fund invests in California municipal securities which are covered by insurance policies providing for the scheduled payment of principal and interest in the event of non-payment by the issuer, in securities backed by the full faith and credit of the U.S. government, in municipal securities secured by such U.S. government obligations, and in short-term obligations of issuers with the highest ratings from Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). All insured securities not insured by the issuer will be insured by a qualified municipal bond insurer. An investment in the Insured Fund is not insured by the U.S. government or the state of California.

The Insured Fund offers two classes of shares to its investors: Insured Fund - Class I ("Class I") and Insured Fund - Class II ("Class II"). Investors can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "How to Buy Shares of the Funds - Differences Between Class I and Class II."

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Insured and Money Funds that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A Statement of Additional Information (the "SAI") concerning the Trust, dated November 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Trust or the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                Page

Expense Table...........................   3

Financial Highlights....................   4

About the Trust.........................   5

Investment Objective and
 Policies of Each Fund..................   6

Insurance...............................  12

Management of the Trust.................  14

Distributions to Shareholders...........  16

Taxation of the Funds
 and Their Shareholders.................  18

How to Buy Shares of the Funds..........  20

Programs and Privileges Available
 to Shareholders of the Funds...........  29

Exchange Privilege......................  31



How to Sell Shares of the Funds.........  34

Telephone Transactions..................  39

Valuation of Shares
 of Each of the Funds...................  40

How to Get Information
 Regarding an Investment in the Funds...  41

Performance.............................  42

General Information.....................  43

Account Registrations...................  45

Important Notice Regarding
 Taxpayer IRS Certifications............  46

Portfolio Operations....................  46

Risk Factors in California..............  47


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in each Fund. These figures are based on aggregate operating expenses of shares of the Money Fund, and Class I shares of the Insured Fund for the fiscal year ended June 30, 1995.


                                                            Insured     Insured
                                                             Fund        Fund      Money
                                                            Class I    Class II    Fund

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)........................  4.25%      1.00%+   NONE
Deferred Sales Charge.......................................  NONE++     1.00%+++ NONE
Exchange Fee (per transaction)..............................  NONE       NONE     $5.00*
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees.............................................   .47%       .47%     .49%
12b-1 Fees..................................................   .07%**     .65%**   NONE
Other Expenses:
  Shareholder Servicing Costs...............................   .01%       .01%     .07%
  Reports to Shareholders...................................   .02%       .02%     .05%
  Other.....................................................   .02%       .02%     .03%
Total Other Expenses........................................   .05%       .05%***  .15%
Total Fund Operating Expenses...............................   .59%      1.17%     .64%




+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. (See "How to Buy Shares of the Funds - Insured Fund - Purchase Price of Insured Fund Shares" for the definition of Franklin Templeton Funds and similar references.)

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Funds - Contingent Deferred Sales Charge."

+++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

*$5.00 fee imposed only on Timing Accounts as described under "Exchange Privilege." All other exchanges are processed without a fee.

**The maximum amount of Rule 12b-1 fees allowed pursuant to Class I's distribution plan is 0.10%. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

***"Other Expenses" for Class II shares are estimates based on the actual expenses incurred by Class I shares for the fiscal year ended June 30, 1995.



Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in a Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charges for the Insured Fund, that apply to a $1,000 investment in the Funds listed above over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                    One   Three Five   Ten
                                                   Year   Years Years Years

       Insured Fund-Class I.......................  $48*    $61   $74  $113
       Insured Fund-Class II......................  $32     $47   $74  $151
       Money Fund.................................  $ 7     $20   $36  $ 80


*Assumes that a contingent deferred sales charge will not apply to Class I shares.



A Shareholder would pay the following expenses on the same investment in Class II shares, assuming no redemption.

                                                     One  Three Five   Ten
                                                    Year  Years Years Years

      Insured Fund-Class II.......................   $22   $47   $74  $151

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by each Fund separately and only indirectly by shareholders as a result of their investment in each Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


Financial Highlights



Set forth below is a table containing the financial highlights for a share of the Money Fund and a share of each class of the Insured Fund. The information for each of the five fiscal years in the period ended June 30, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report thereon appears in the financial statements in the Trust's Annual Report to Shareholders. The remaining figures, which are also audited, are not covered by the auditors' current report. See the discussion "Reports to Shareholders" under "General Information."




           Per Share Operating Performance                                          Ratio/Supplemental Data
     _______________________________________________                             ______________________________
         Net Asset             Net Realized               Dividends Net Asset           Net Assets   Ratio of    Ratio of
  Year     Value       Net     & Unrealized  Total From   From Net    Value               at End     Expenses   Net Income Portfolio
  Ended  Beginning Investment Gains (Losses) Investment  Investment  at End     Total     of Year   to Average  to Average Turnover
 June 30  of Year    Income    on Securities Operations    Income    of Year  Return**  (in 000's)  Net Assets  Net Assets   Rate

Franklin California Insured Tax-Free Income Fund:
Class I Shares
1986*      $10.00    $0.59        $ 1.040      $1.630     $(0.420)    $11.21   16.18%    $  48,613     0.42%      4.79%      59.50%
1987        11.21     0.73         (0.446)      0.284      (0.815)     10.64    1.97       161,661     0.68       6.11       18.55
1988        10.64     0.72         (0.080)      0.640      (0.750)     10.53    6.06       208,291     0.62       6.91       19.33
1989        10.53     0.74          0.710       1.450      (0.710)     11.27   13.97       248,336     0.61       6.79       28.56
1990        11.27     0.74         (0.104)      0.636      (0.736)     11.17    5.59       306,531     0.59       6.63       10.41
1991        11.17     0.74          0.094       0.834      (0.744)     11.26    7.45       471,997     0.57       6.48        4.20
1992        11.26     0.70          0.457       1.157      (0.747)     11.67   10.32       967,745     0.55       6.16        3.50
1993        11.67     0.69          0.636       1.326      (0.696)     12.30   11.47     1,363,623     0.53       5.82        8.28
1994        12.30     0.68         (0.562)      0.118      (0.678)     11.74    0.67     1,450,821     0.54       5.53        6.98
1995        11.74     0.68          0.204       0.884      (0.674)     11.95    7.80     1,468,080     0.59       5.77       11.85

Class II Shares
1995***     11.88   .11             0.103       0.213      (0.103)     11.99    1.79           507     1.17*      5.03*      11.85

Franklin California Tax-Exempt Money Fund:
1986*        1.00     0.039          -          0.039      (0.039)      1.00    4.01       140,738     0.57       3.79         -
1987         1.00     0.039          -          0.039      (0.039)      1.00    3.97       358,964     0.63       4.09         -
1988         1.00     0.046          -          0.046      (0.046)      1.00    4.67       681,095     0.58       4.56         -
1989         1.00     0.055          -          0.055      (0.055)      1.00    5.67       807,326     0.55       5.57         -
1990         1.00     0.055          -          0.055      (0.055)      1.00    5.61     1,039,389     0.55       5.36         -
1991         1.00     0.045          -          0.045      (0.045)      1.00    4.58       953,738     0.57       4.47         -
1992         1.00     0.031          -          0.031      (0.031)      1.00    3.17       759,204     0.60       3.14         -
1993         1.00     0.021          -          0.021      (0.021)      1.00    2.08       652,864     0.62       2.07         -
1994         1.00     0.018          -          0.018      (0.018)      1.00    1.83       754,121     0.61       1.82         -
1995         1.00     0.029          -          0.029      (0.029)      1.00    2.94       642,157     0.64       2.88         -

*For the period September 3, 1985 (effective date of registration) to June 30,
1986, annualized.

**Total return measures the change in value of an investment over the periods indicated. It does not include the Insured Fund's maximum front-end sales charge and assumes reinvestment of dividends and capital gains at net asset value.

***For the period May 1, 1995 to June 30, 1995.





About the Trust



Franklin California Tax-Free Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust in July 1985 and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of three separate Funds: Franklin California Insured Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund and Franklin California Intermediate-Term Tax-Free Income Fund (the "Intermediate-Term Fund"). The Intermediate-Term Fund is non-diversified; the Insured and Money Funds are diversified. Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. The Trust may offer other funds in the future. This Prospectus applies only to the Insured and Money funds.

Shares of the Insured Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of Class I shares is equal to the net asset value (see "Valuation of Shares of Each of the Funds"), plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. (See "How to Buy Shares of the Funds.")

Shares of the Money Fund may be purchased at net asset value, without a sales charge, next determined after receipt of a purchase order (initial investment of at least $500 and subsequent investment of $25 or more). The Money Fund attempts to maintain a stable net asset value of $1 per share, although there is no assurance that this will be achieved. A shareholder may write redemption drafts (similar to checks) against the account; however, the purchase of shares of the Money Fund does not create a checking or other bank account. See "How to Buy Shares of the Funds." Shares of the Money Fund may be considered Class I shares for purposes of the programs and privileges discussed in this Prospectus.


Investment Objective and
Policies of Each Fund



Each Fund seeks to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes of California as is consistent with prudent investment management and the preservation of shareholders' capital. The Money Fund also seeks liquidity in its investments. There is, of course, no assurance that the Funds' objectives will be achieved. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without the approval of a majority of the respective Fund's outstanding shares.

While both Funds will invest primarily in California municipal securities, they have differing policies with respect to the maturity lengths, quality ratings, and other aspects of the securities in which they invest. Each Fund, under normal market conditions, will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income taxes, including the alternative minimum tax, and from the personal income taxes of California. Thus, it is possible, although not anticipated, that up to 20% of a Fund's net assets could be in municipal securities from another state which are not exempt from the personal income taxes of California, securities subject to the alternative minimum tax and/or in taxable obligations.

For temporary defensive purposes only, each of the Funds may invest (i) more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to federal income tax and (ii) more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not California's personal income taxes. For the Insured Fund, any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or in the highest quality commercial paper rated P-1, A-1 or F-1 by Moody's, S&P or Fitch. For the Money Fund, such temporary investments in taxable obligations will be limited substantially to U.S. government securities, commercial paper rated in the highest grade (P-1, A-1 or F-1) by Moody's, S&P or Fitch, or in obligations of U.S. banks with assets of $1 billion or more.

Under normal circumstances, at least 65% of the Insured Fund's total assets will be invested in insured municipal securities. Although an insurer's quality standards are independently determined and may vary from time to time, generally such municipal securities that are rated at the date of purchase are in the three highest ratings of S&P for bonds (AAA, AA, and A) or of Moody's (Aaa, Aa, and A). Pending investment in longer-term municipal securities, the Insured Fund also may invest up to 35% of its total net assets in short-term tax-exempt instruments, without obtaining insurance, provided such instruments carry a P-1, A-1 or F-1 short-term rating by Moody's, S&P or Fitch, respectively, or will have a long-term rating of Aaa, or equivalent, by Moody's, S&P or Fitch. For a description of such ratings, see the Appendix in the SAI. An insurer may also insure municipal securities which are unrated or have lower S&P ratings or which meet its own insurance standards. The Insured Fund may also invest in municipal securities secured by an escrow or trust account of U.S. government securities.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Money Fund limits its investments to those U.S. dollar denominated instruments which the Board of Trustees of the Trust determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, or which are unrated and of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). The Money Fund maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less. These procedures are not fundamental policies of the Fund.

Each Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets for that purpose.

Repurchase Agreements (Money Fund Only)

The Money Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Money Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Money Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Money Fund might also incur disposition costs in liquidating the collateral. The Money Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Money Fund's investment manager. A repurchase agreement is deemed to be a loan by the Money Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Money Fund's Board and will be held pursuant to a written agreement.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. There are two principal classifications of municipal securities: notes and bonds. Municipal notes are used generally to provide for short-term capital needs and generally have maturities of up to one year. These include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and tax-exempt commercial paper (also known as municipal paper). Municipal bonds, which meet longer-term capital needs, generally have maturities of more than one year and fall into one of two categories. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are payable only from the revenues of a particular project or facility and are generally dependent solely on a specific revenue source. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. In California, municipal bonds may also be funded by property taxes in specially created districts (Mello-Roos Bonds or Special Assessment Bonds), tax allocations based on increased property tax assessments over a specified period frequently for redevelopment projects, or specified redevelopment area sales tax allocations.

The SAI describes in greater detail the municipal securities in which each of the Funds may invest.

The Insured Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, that Fund will seek to invest in municipal securities of such maturities which, in the judgment of that Fund and its investment manager, will provide a high level of current income consistent with prudent investment. The investment manager will also consider current market conditions and the cost of the insurance obtainable on such securities.

It is possible that either Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, transportation bonds, or pollution control revenue bonds, or in securities the interest upon which is paid from revenues of a similar type of project. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

The interest on bonds issued to finance state and local government operations is generally tax-exempt. Interest on certain "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"). This interest could subject a shareholder to, or increase the shareholder's liability under, the federal alternative minimum tax (but not under California's alternative minimum tax), depending on the shareholder's individual tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because such distributions are included in the corporation's "adjusted current earnings."

Consistent with the Funds' investment objectives, the Funds may acquire private activity bonds if, in an investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Funds. As of June 30, 1995, the Insured Fund and the Money Fund had invested 1.64% and 8.38%, respectively, of their assets in such bonds, the interest on which may be a preference item subject to the alternative minimum tax for certain investors.

Each Fund may also invest in variable or floating rate demand notes ("VRDNs") which carry a demand feature that permits the fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation. These obligations bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices on predesignated dates. Frequently VRDNs are secured by letters of credit or other credit support arrangements provided by banks. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. Although it is not a put option in the usual sense, such a demand feature is sometimes known as a "put." With respect to 75% of the total value of each Fund's assets, no more than 5% of such value may be in securities underlying "puts" from the same institution, except that the Fund may invest up to 10% of its asset value in unconditional "puts" (exercisable even in the event of a default in the payment of principal or interest on the underlying security) and other securities issued by the same institution.

The Money Fund may invest VRDNs carrying stated maturities in excess of one year at the date of purchase by the Fund if such obligations carry demand features that comply with the conditions of rules adopted by the SEC. The Money Fund will limit its purchase of VRDNs to those meeting the quality standards set forth above. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the investment manager under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth above.

Each Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Although the Funds will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for that Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

Each Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. The lessor is, in effect, a lender secured by the property being leased. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, each Fund believes that this risk is mitigated by its policy of investing only in insured COPs in the case of the Insured Fund, and, in the case of the Money Fund, the two highest rating categories as determined by Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the Manager in assessing such risk include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in each Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for each Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by each Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which either Fund may invest in COPs, as of June 30, 1995, the Insured Fund held 16.61% and the Money Fund held 4.05% of their respective net assets in COPs and other municipal leases.

Investment Risk Considerations

While an investment in either Fund is not without risk, certain policies are followed in managing each Fund which may help to reduce such risk. There are two categories of risks to which a Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. The Trust attempts to minimize credit risk by diversifying its Funds' portfolio investments and, for the Insured Fund, by maintaining the insurance coverage discussed below. The insurance does not guarantee the market value of the municipal securities and, except as indicated in this Prospectus, has no effect on the net asset value, redemption price, or dividends paid by the Fund.

When interest rates rise, the value of fixed-income securities will generally decline. Conversely, when rates fall, the value of fixed-income securities may rise. Since each Fund will generally invest primarily in California municipal securities, there are certain specific factors and considerations concerning California which may affect the credit and market risk of the municipal securities that the Funds purchase. These factors are described below and in Appendix A of the SAI.

As a fundamental policy, with respect to 75% of its net assets, each Fund will not purchase a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer. For this purpose, each political subdivision, agency, or instrumentality and each multistate agency of which a state, including California, is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification, provided that certain conditions, as prescribed by the SEC, are followed.

The Funds may purchase or sell securities without regard to the length of time the security has been held, and the frequency of portfolio transactions (the turnover rate) will vary from year to year depending on market conditions.

The Funds are subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit their activities to some extent. A list of these restrictions and additional information concerning the characteristics of municipal securities is included in the SAI.

How Shareholders Participate in the
Results of the Insured Fund's Activities

The assets of the Insured Fund are invested in portfolio securities. If the securities owned by the Insured Fund increase in value, the value of the shares of the Insured Fund which the shareholder owns will increase. If the securities owned by the Insured Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Insured Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of the Insured Fund's shares will fluctuate with movements in the broader bond markets. In particular, changes in interest rates will affect the value of the Insured Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of the Insured Fund's shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.


Insurance


(Insured Fund only)

Except as indicated, each insured municipal security in the portfolio of the Insured Fund will be covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" issued by a qualified municipal bond insurer, or a "Secondary Insurance Policy."

Any of the policies discussed herein are intended to insure the scheduled payment of all principal and interest on each municipal security covered by the policy (rather than the entire portfolio of each Fund as a whole) when due. The insurance of principal refers to the face or par value of each security and is not affected by the price paid by the Fund or the market value thereof. Each municipal security is secured by an insurance policy from one of several qualified insurance companies which allows the investment manager to diversify among credit enhancements.

New Issue Insurance Policy

New Issue Insurance Policies, if any, have been obtained by the respective issuers of the municipal securities and all policy premiums for such securities have been paid in advance by such issuers. Such policies are non-cancelable and will continue in force so long as the municipal securities are outstanding and the respective insurers remain in business. Since New Issue Insurance Policies remain in effect as long as the securities are outstanding, the insurance may have an effect on the resale value of securities in the Insured Fund's portfolio. Therefore, New Issue Insurance Policies may be considered to represent an element of market value with regard to municipal securities thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. The Insured Fund will acquire portfolio securities subject to New Issue Insurance Policies only where the claims paying ability of the insurer thereof is rated "Aaa," or equivalent, by Moody's, S&P or Fitch. No contract to purchase a municipal security is entered into without either permanent insurance in place or an irrevocable commitment to insure the municipal security by a qualified insurer.

In determining whether to insure any municipal security, the insurer has applied its own standards, which are not necessarily the same as the criteria used in regard to the selection of securities by the investment manager.

Portfolio Insurance Policy

The Portfolio Insurance Policy to be obtained by the Fund from a qualified municipal bond insurer will be effective only so long as the Fund is in existence, the insurer is still in business and meeting its obligations, and the municipal securities described in the policy continue to be held by the Fund. In the event of a sale of any municipal security by the Insured Fund or payment thereof prior to maturity, the Portfolio Insurance Policy terminates as to such municipal security.

The Portfolio Insurance Policy to be obtained by the Insured Fund may also be canceled for failure to pay the premium. Nonpayment of premiums on such policy obtained by the Fund will, under certain circumstances, result in the cancellation of the Portfolio Insurance Policy and will also permit the insurer to take action against the Insured Fund to recover premium payments due it. Premium rates for each issue of securities covered by the Portfolio Insurance Policy are fixed for the life of the Fund. The insurance premiums are payable monthly by the Fund and are adjusted for purchases and sales of covered securities during the month. The insurer cannot cancel coverage already in force with respect to municipal securities owned by the Fund and covered by the Portfolio Insurance Policy, except for nonpayment of premiums. In the event that a portfolio holding which has been covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance is no longer required. Any security for which insurance is canceled other than as provided herein will be sold by the Fund as promptly thereafter as possible.

The premium on the Insured Fund's Portfolio Insurance Policy is an item of expense and will be reflected in the Fund's average annual expenses. The average annual premium rate for the Portfolio Insurance Policy is determined by dividing the amount of the Fund's annual Portfolio Insurance Policy premium by the face amount of the insured bonds in its investment portfolio covered by that policy. Premiums are paid from the Fund's assets and reduce the current yield on its portfolio by the amount thereof. When the Insured Fund purchases a Secondary Insurance Policy (see below), the single premium is added to the cost basis of the municipal security and is not considered an item of expense of the Fund.

The Fund may also own, without insurance coverage, municipal securities for which an escrow or trust account has been established pursuant to the documents creating the municipal security and containing sufficient U.S. government securities backed by the government's full faith and credit pledge in order to ensure the payment of principal and interest on such bonds.

Secondary Insurance Policy

The Fund may at any time purchase from the provider of a Portfolio Insurance Policy a permanent Secondary Insurance Policy on any municipal security held by the Fund. The coverage and obligation of the Fund to pay monthly premiums under a Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Insurance Policy on such security.

By purchasing a Secondary Insurance Policy, the Fund would, upon payment of a single premium, obtain similar insurance against nonpayment of scheduled principal and interest for the remaining term of the security. Such insurance coverage will be noncancellable and will continue in force so long as the securities so insured are outstanding. One of the purposes of acquiring such a policy would be to enable the Fund to sell the portfolio security to a third party as a AAA-rated insured security at a market price higher than what otherwise might be obtainable if the security was sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested from Moody's, S&P or Fitch for each bond.) Such a policy would likely be purchased if, in the opinion of the investment manager, the market value or net proceeds of a sale by the Fund would exceed the current value of the security (without insurance) plus the cost of the policy. Any difference between the excess of a security's market value as a AAA-rated security over its market value without such rating, including the single premium cost thereof, would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the portfolio security. The Fund may purchase insurance under a Secondary Insurance Policy in lieu of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if the investment manager believes such insurance would best serve the Fund's interests in meeting its objective and policies.

Since the Fund has the right to purchase a Secondary Insurance Policy even if the security is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell such security rather than be obligated to hold the security in its portfolio in order to continue in force the applicable Portfolio Insurance Policy, as discussed below.

Municipal Bond Insurer

A "qualified municipal bond insurer" refers to companies whose charter limits their risk assumption to insurance of financial obligations only. This precludes assumption of other types of risk, such as life, medical, fire and casualty, auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state; however, most regulators require minimum standards of solvency, limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to its capital base. Neither the Fund nor its investment manager make any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so. The SAI contains more information on municipal bond insurers. Currently, there are no bonds in the Fund's portfolio on which an insurer is paying the principal or interest, otherwise payable by the issuer of the Fund's portfolio obligations.


Management of the Trust



The Board of Trustees (the "Board") has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of Insured Fund shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Insured Fund and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure the Insured Fund has retained the authority to establish additional classes of shares. It is the Insured Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Trust's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in numerous aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $76 billion, approximately $41 billion of which are in the municipal securities market.

Pursuant to the management agreement, the Manager supervises and implements the Trust's investment activities and provides certain administrative services and facilities which are necessary to conduct the Trust's business. Under the management agreement, each Fund of the Trust is obligated to pay the Manager a fee for its services based upon the respective Fund's net assets. During the fiscal year ended June 30, 1995, fees totaling 0.47% of the average monthly net assets of the Insured Fund and 0.49% of the average daily net assets of the Money Fund were paid to Advisers.

It is not anticipated that the Funds will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. In the event that a Fund participates in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager seeks to obtain the best execution on all such transactions. If it is felt that more than one broker would be able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Funds as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Trust are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended June 30, 1995, the expenses borne by the Trust, including fees paid to Advisers and to Investor Services, totaled 0.59% of the average monthly net assets of Class I of the Insured Fund, 1.17% of the average monthly net assets of Class II of the Insured Fund, and 0.64% of the average daily net assets of the Money Fund.

Plans of Distribution

(Insured Fund)

A separate plan of distribution has been approved and adopted for each class of the Insured Fund ("Class I Plan" and "Class II Plan," respectively, or "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees paid by each class will be based solely on the distribution and servicing fees attributable to that particular class. Under each Plan the class may reimburse Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of a class' shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Trust on behalf of a class, Distributors or its affiliates.

The maximum amount which the Fund may pay to Distributors or others under the Class I Plan for such distribution expenses is 0.10% per annum of Class I's average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.50% per annum of Class II's daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

During the first year following the purchase of Class II shares, Distributors will retain under the Class II Plan 0.50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers. In connection with the initial purchase of Class II shares, either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for shareholders' purchases of Class II shares.

Both Plans also cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board's policies with regard to the amount of each Plan's fees, please see the SAI.


Distributions to Shareholders



INSURED FUND

There are two types of distributions which the Insured Fund may make to its shareholders. Further information on the tax treatment of distributions to shareholders of each Fund is included under "Taxation of the Funds and Their Shareholders" and in the SAI under "Additional Information Regarding Taxation."

1. Income Dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Insured Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Insured Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Insured Fund may make more than one distribution derived from net short-term and net long-term capital gain in any year or adjust the timing of these distributions for operational or other reasons.

Distributions To Each Class Of Shares

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares of the Insured Fund. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily, payable on or about the last business day of the month. The amount of income dividend payments by the Insured Fund is dependent upon the amount of net income received by the Insured Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Insured Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Except as otherwise noted, dividend and capital gain distributions are only eligible for reinvestment at net asset value in the same class of shares of the Fund or the same class of another of the Franklin Templeton Funds. Shareholders in Class II funds may direct their dividends and capital gain distributions for investment at net asset value to any Class I Franklin Templeton Fund. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Insured Fund, but any such change will be effective only as to distributions for which the reinvestment date is seven or more business days after the Insured Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.

MONEY FUND

The Money Fund declares dividends for each day that the Money Fund's net asset value is calculated, payable to shareholders of record as of the close of business the preceding day. The amount of dividends may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise the Money Fund's net investment income. The Money Fund does not pay "interest" to its shareholders, nor is any amount of dividends or return guaranteed in any way.

Dividends are automatically reinvested daily in the form of additional shares of the Money Fund at the net asset value per share at the close of business each day.

The daily dividend includes accrued interest and any original issue and market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share) less the estimated expenses of the Fund.

The Fund's portfolio is composed of short-term securities and thus, under normal circumstances, the Fund does not expect to realize any long-term capital gain. The federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares.

The SAI includes an additional discussion of distributions.

Dividends in Cash

Shareholders may request to have their dividends paid out monthly in cash. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last banking business day of the month and the proceeds will be paid to them in cash. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included in this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.


Taxation of the Funds
and Their Shareholders



The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Funds and their shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such and intends to continue to so qualify. By distributing all of its exempt-interest income, taxable ordinary income, and net realized short-term and long-term capital gains, if any, for a fiscal year in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets, each Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, each Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. To the extent that dividends are derived from interest income from debt obligations of California or its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and Guam) which are exempt from regular federal and California personal income tax, they will not be subject to either federal or California personal income tax when received by a Fund's shareholders. The pass through of exempt-interest dividends is allowed only if a Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. To the extent that dividends are derived from direct obligations of the federal government, they will be exempt from California personal income taxes (but not from federal income tax). However, for corporate taxpayers subject to the California franchise tax, all distributions will be fully taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) or from the excess of net short-term capital gain over net long-term capital loss or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, a Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond has issued with original discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by a Fund of such ordinary income to its shareholders will be subject to regular income tax in the hands of Fund shareholders. In any fiscal year, each Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated, for tax purposes, as if received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of each Fund's shares are taxable events on which a shareholder may realize a gain or loss (although no gain or loss is anticipated with respect to shares of the Money Fund because the Fund seeks to maintain a net asset value per share of $1.00). Any loss incurred on sale or exchange of each Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of net long-term capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Insured Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Insured Fund or in another fund in the Franklin/Templeton Group of Funds (defined under "How to Buy Shares of the Fund") and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

Since each Fund's income is primarily interest income and gain on the sale of portfolio securities rather than dividend income, no portion of either Fund's distributions has been or is expected to be eligible for the corporate dividends-received deduction.

Each Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or interest income that is a tax preference item under the alternative minimum tax.

Exempt-interest dividends of the Funds, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares will not be deductible for federal or California income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from a Fund and the application of foreign tax laws to these distributions.

The foregoing description relates solely to federal income tax law and to California personal income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from a Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to a shareholder's particular tax situation.


How to Buy Shares of the Funds



INSURED FUND

Shares of the Insured Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Insured Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Trust and Distributors reserve the right to refuse any order for the purchase of shares. The Insured Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Differences Between Class I and Class II. Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees as well as the circumstances under which the contingent deferred sales charges apply. Generally, Class I shares have higher front-end sales charges than Class II shares and lower Rule 12b-1 fees. The voting rights of each class will be the same on matters affecting the Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class. (See "General Information - Organization of Voting Rights.")

Class I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I shares are subject to Rule 12b-1 fees of up to an annual maximum of 0.10% of average daily net assets of the class. Class I shares may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. See "Management of the Trust," and "How to Sell Shares of the Funds" for more information.

Class II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 0.65% per annum of the average daily net assets of Class II shares, 0.50% of which will be retained by Distributors during the first year of investment. See "Contingent Deferred Sales Charge" under "How to Sell Shares of the Funds."

Purchases of Class II shares are limited to purchases below $1 million. Any purchases of $1 million or more will automatically be invested in Class I shares, since that is more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Deciding Which Class to Purchase. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, an investor who expects to invest less than $100,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on the Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

Investors who qualify to purchase Class I shares at reduced sales charges should seriously consider purchasing Class I shares, especially if they intend to hold their shares approximately six years or more. Investors who qualify to purchase Class I shares at reduced sales charges but who intend to hold their shares less than approximately six years should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. Investors investing $1 million or more in a single payment and other investors who qualify to purchase Class I shares at net asset value may not purchase Class II shares. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" below for a discussion of when shares may be purchased at net asset value.

Each class represents the same interest in the investment portfolio of the Insured Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Each class also has a separate schedule for compensating securities dealers for selling Insured Fund shares. Investors should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. Their are no conversion features attached to either class of shares.

Purchase Price of Insured Fund Shares

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares.

Shares of both classes of the Insured Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Shares of Each of the Funds."

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.



                                                         Total Sales Charge

                                                              As a           Dealer Concession
Size of Transaction                    As a Percentage   Percentage of Net      As a Percentage
at Offering Price                     of Offering Price  Amount Invested     of Offering Price*,***
Less than $100,000                         4.25%              4.44%              4.00%
$100,000 but less than $250,000            3.50%              3.63%              3.25%
$250,000 but less than $500,000            2.75%              2.83%              2.50%
$500,000 but less than $1,000,000          2.15%              2.20%              2.00%
$1,000,000 or more                         NONE               NONE              (see below)**



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of the Funds- Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust) (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1.00% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See "Description of Special Net Asset Value Purchases" and the SAI.

Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase. As indicated in the table below:


                                        Insured Fund - Class II Shares - Total Sales Charge

                                            As a                As a          Dealer Concession
Size of Transaction                      Percentage of    Percentage of Net     As a Percentage
at Offering Price                       Net Offering Price  Amount Invested   of Offering Price*
Any amount (less than $1 million)            1.00%             1.01%                 1.00%



*Distributors, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees attributable to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within the contingency period of 18 months of their purchase will be assessed a contingent deferred sales charge of 1.0% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How to Sell Shares of the Funds - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Insured Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Insured Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges -
Class I Shares Only

Class I shares of the Insured Fund may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. Rights Of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter Of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

AN INVESTOR ACKNOWLEDGES AND AGREES TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining the reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases of Class I Shares

An individual who is a member of a qualified group may also purchase Class I shares of the Insured Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of the Insured Fund's shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring the Insured Fund's shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Insured Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Insured Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Insured Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Insured Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Insured Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Insured Fund.

Purchases At Net Asset Value

Class I shares of the Insured Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Trust, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) registered securities dealers and their affiliates, for their investment account only, and (5) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Matured shares will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE INSURED FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into either Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

Description Of Special
Net Asset Value Purchases

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases of Class I shares.

MONEY FUND

Shares of the Money Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares, and by the Fund directly. The use of the term "securities dealers" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. All shares of the Fund are purchased at the net asset value, without a sales charge, next determined after receipt of a purchase order in proper form. The minimum initial investment is $500 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group providing for regular periodic investments.

Purchases in proper form received by the Fund prior to 3:00 p.m. Pacific time will be credited to the shareholder's account on that business day. If received after 3:00 p.m., the purchase will be credited the following business day. Many of the types of instruments in which the Fund invests must be paid for in federal funds, which are monies held by its custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Fund generally cannot be invested by the Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds; in such event, shares of the Money Fund will be purchased at the net asset value next determined after receipt of the order and payment.

Shares may be purchased in any of the following ways.

By Mail:

(1) For an initial investment, include the completed Shareholder Application. For subsequent investments, the deposit slips which are included with the shareholder's monthly statement or checkbook (if one has been requested) may be used, or the shareholder should reference the account number on the check.

(2) Make the check, Federal Reserve draft or negotiable bank draft payable to Franklin California Tax-Exempt Money Fund. Instruments drawn on other investment companies may not be accepted.

(3) Send the check, Federal Reserve draft or negotiable bank draft to Franklin California Tax-Exempt Money Fund, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

By Wire:

(1) Call Franklin's Shareholder Services Department at 1-800/632-2301. If that line is busy, call 415/312-2000 collect, to advise that funds will be wired for investment. The Fund will supply a wire control number for the investment. It is necessary to obtain a new wire control number every time money is wired into an account in the Fund. Wire control numbers are effective for one transaction only and may not be used more than once.Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(2) Wire funds to Bank of America, ABA routing number 121000358, for credit to Franklin California Tax-Exempt Money Fund, A/C 1493-3-04779. The wire control number and shareholder's name must be included. Wired funds received by the Bank and reported by the Bank to the Fund by 3:00 p.m. Pacific time are normally credited on that day. Later wires are credited the following business day.

(3) If the purchase is not to an existing account, a completed Shareholder Application must be sent to Franklin California Tax-Exempt Money Fund at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, to assure proper credit for the wire.

Through Securities Dealers:

Investors may, if they wish, invest in the Fund by purchasing shares through a securities dealer. Securities dealers who process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge. In certain states, shares of the Fund may be purchased only through registered securities dealers.

General

The Trust and the Manager reserve the right to reject any order for the purchase of shares of either Fund and to waive any minimum investment requirements. In addition, the offering of shares of either Fund may be suspended by such Fund at any time and resumed at any time thereafter.

Securities laws of states in which the Funds' shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling the Funds' shares may be required to register as dealers pursuant to state law.

A shareholder's investment in the Money Fund will be included for purposes of determining the sales charge discount to which the shareholder may be entitled as set forth in Rights of Accumulation and Letter of Intent under "Quantity Discounts in Sales Charges."


Programs and Privileges Available
to Shareholders of the Funds



Certain of the programs and privileges described in this section may not be available directly from the Funds to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial or a subsequent investment, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of a Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. A confirmation statement will be sent monthly to shareholders in the Money Fund to confirm the daily dividends reinvested as well as after each transaction which affects an account, except a redemption effected by a check. These statements will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of each class of the Insured Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" (Insured Fund) or "Special Payment Instructions for Dividends" (Money Fund) section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Insured Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of Class I and Class II shares may be subject to a contingent deferred sales charge if the shares are redeemed within the contingency period of the class. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect.

With respect to Class I shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, however, the applicable contingent deferred sales charge is waived for Class I and Class II share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Funds, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Funds' receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Multiple Accounts for Fiduciaries
(Money Fund Only)

Special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Money Fund. Further information is included in the SAI.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Funds available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


Exchange Privilege



The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives or policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, a Fund's shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, including the Money Fund, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period of the class, a contingent deferred sales charge will be imposed. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Exchanges may be made in any of the following ways:

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from a Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Funds' shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges of the same class of shares are made on the basis of the net asset values of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the investment on which no sales charge was paid originated from a fund on which the investor paid or was subject to a front-end or contingent deferred sales charge. Exchanges of Class I shares of the Insured Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference in sales charges, unless the shares were held in the Fund for at least six months prior to executing the exchange.

When an investor requests the exchange of the total value of a Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Insured Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Insured Fund to initially invest this money in short-term, interest-bearing, tax-exempt municipal securities, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term taxexempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The Exchange Privilege may be modified or discontinued by the Funds at any time upon 60 days' written notice to shareholders.

Exchanges Of Class I Shares

The contingency period of 12 months during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of the Funds - Contingent Deferred Sales Charge."

Exchanges Of Class II Shares

When an account is composed of Class II shares subject to the 18 month contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds, including the Money Fund, are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds, including the Money Fund, except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

Timing Accounts

"Timing Accounts" are not permitted to purchase shares of the Insured Fund or to exchange into the Insured Fund. This policy does not affect any other type of investor. "Timing Accounts" generally include market timing or allocation services; accounts administered as to redeem or purchase shares based upon certain predetermined market indicators; or any person whose transactions seem to follow a timing pattern.

Timing Accounts will be charged a $5.00 administrative service fee per each such exchange involving the Money Fund; all other exchanges are processed without a fee.

Restrictions on Exchanges

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Money Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of a Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of a Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Money Fund reserves the right to refuse the purchase side of exchange requests by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Funds and Distributors also, as indicated under "How to Buy Shares of the Fund," reserve the right to refuse any order for the purchase of shares.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

Conversion Rights

It is not presently anticipated that Class II shares will be convertible to Class I shares. A shareholder may, however, sell his Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.


How to Sell Shares of the Funds



A shareholder may at any time liquidate shares owned and receive from a Fund the value of the shares. Shares may be redeemed in any of the following ways:

1. Regular Redemptions by Mail
(Insured Fund and Money Fund)

Send a written request, signed by all registered owners, to Investor Services at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at 1:00 p.m. Pacific time for the Insured Fund and at 3:00 p.m. Pacific time for the Money Fund) each day that the New York Stock Exchange (the "Exchange") is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Funds or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Funds, (c) the Funds have been notified of an adverse claim, (d) the instructions received by the Funds are given by an agent, not the actual registered owner, (e) the Funds determine that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Funds.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Share Certificates - Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

2. By Check (Money Fund Only):

The Money Fund will supply redemption drafts (which are similar to checks and are referred to as checks throughout this Prospectus) to shareholders who have requested them on the Shareholder Application. The election of the check redemption procedure does not create a checking account or other bank account relationship between a shareholder and the Money Fund or any bank. These checks are drawn through the Fund's Custodian, Bank of America NT & SA (the "Custodian" or "Bank"). Shareholders will generally not be able to convert a check drawn on a Fund account into a certified or cashier's check by presentation at the Fund's Custodian. The shareholder may make checks payable to the order of any person in any amount not less than $100. There is no charge to the shareholder for this check redemption procedure.

When such a check is presented for payment, the Money Fund will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared. Shares will be redeemed at their net asset value next determined after receipt of a check which does not exceed the collected balance of the account. Only shareholders having accounts in which no stock certificates have been issued will be permitted to redeem shares by check.

Because the Fund is not a bank, no assurance can be given that stop payment orders on checks written by shareholders will be effective. However, the Fund will use its best efforts to see that such orders are carried out.

Shareholders will be subject to the right of the Bank to return unpaid checks in amounts exceeding the collected balance of their account at the time the check is presented for payment. Checks should not be used to close a Money Fund account because when the check is written, the shareholder will not know the exact total value of the account on the day the check clears. The Bank reserves the right to terminate this service at any time upon notice to shareholders.

3. Redemptions By Telephone
Insured Fund

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus may redeem shares of the Insured Fund by telephone. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day.

Money Fund

A shareholder may redeem shares by telephoning the Money Fund at 1-800/632-2301. Payment of redemption requests of $1,000 or less (once per business day) will be sent by mail to the shareholder's address as reflected on the Fund's records. For payments over $1,000, the shareholder must complete the "Wire Redemptions Privilege" section of the Shareholder Application. Proceeds will then be wired directly to the commercial bank or brokerage firm designated by the shareholder. Wires will not be sent for redemption requests of $1,000 or less. Shareholders may have redemption proceeds in excess of $1,000, up to $50,000 per day per Fund account, sent directly to their address of record by filing a completed Franklin/Templeton Telephone Redemption Authorization Agreement.

Telephone redemption requests received before 3:00 p.m. Pacific time on any business day will be processed that same day. Wire payments will be transmitted the next business day following receipt prior to 3:00 p.m. Pacific time of a request for redemption in proper form. Shareholders may wish to allow for longer processing time if they want to assure that redemption proceeds will be available at a specific time for a specific transaction. Shareholders may be able to have redemption proceeds wired to an escrow account the same day, provided that the request is received prior to 9:00 a.m. Pacific time.

General

The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563. The requirements for telephone transactions extend to transactions transmitted by facsimile or computer, as well as those communicated directly to a customer representative. Payment may be made by wire directly to any commercial bank previously designated by the shareholder in a Shareholder Account Application or Revision.

Redemption instructions must include the shareholder's name and account number and be called to the Fund. No shares for which share certificates have been issued may be redeemed by telephone instructions. The telephone redemption privilege may be modified or discontinued by either Fund at any time upon 60 days' notice to shareholders.


4. Through a Securities Dealer
(Insured Fund only):

The Insured Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be at the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Insured Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions by Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Insured Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Insured Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

The Money Fund does not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed were shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Money Fund, as described below. The 12-month contingency period for will be tolled (or stopped) for the period such shares are exchanged into and held in the Money Fund.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) A calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period of the class; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contigent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Funds may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Funds.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Funds nor their affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from each Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.


Telephone Transactions



Shareholders of the Funds and their investment representative of record, if any, may be able to execute various transactions, including the following, by calling Investor Services at 1-800/632-2301.

Shareholders may: (i) effect a change in address, (ii) change a dividend option,
(iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the shareholder's address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Funds.

Verification Procedures

The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Funds and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. A Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Funds or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Funds nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to a Fund as detailed elsewhere in this Prospectus.

Neither the Funds nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days' written notice to shareholders.


Valuation of Shares of Each of the Funds



The net asset value per share for each class of the Insured Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. The net asset value per share of the Money Fund is determined as of 3:00 Pacific time each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the Insured Fund).

The net asset value per share of the Money Fund and each class of the Insured Fund is determined in the following manner: The aggregate of all liabilities, is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the respective class outstanding at that time. Assets in each Fund's portfolio are value as described in the SAI.

Each of the Insured Fund's classes will bear, pro rata, all of the common expenses of the Insured Fund, except that each class will bear the Rule 12b-1 expenses payable under its respective plan. The net asset value of all outstanding shares of each class of the Insured Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Insured Fund represented by the value of shares of such classes. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Insured Fund may vary.

The valuation of the Money Fund's portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund's use of amortized cost which facilitates the maintenance of the Fund's per share net asset value of $1.00 is permitted by Rule 2a-7. Further information is included under "Determination of Net Asset Value" in the SAI.


How to Get Information Regarding an Investment in the Funds



Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to a Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders, including the Money Fund, may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Franklin Class I and Class II share codes for the Insured Fund, and for the Money Fund, which will be needed to access system information are 124, 224, and 125, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu.
Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                              Hours of Operation
Department Name          Telephone No.     (Monday Through Friday)
Shareholder Services     1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                                           8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans         1-800/527-2020    5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637    5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


Performance



Advertisements, sales literature and communications to shareholders may contain several measures of the Funds' or classes' performance, including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Insured Fund

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments; it is calculated for each class by dividing that classes' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of each class' yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the class' yield.

Current yield and tax equivalent yield for each class which are calculated according to a formula prescribed by the SEC (see the SAI), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to the class' distribution rate (calculated as indicated above). The state, federal and the combined state and federal income tax rates upon which the Trust's tax equivalent quotations are based are 11.0%, 39.6% and 46.24%, respectively. The tax equivalent yield and distribution rate for shareholders in the highest California tax brackets will be higher. More information regarding tax equivalent yield and distribution rate is included in the SAI. From time to time, as any changes to such rates become effective, tax equivalent yield and distribution rate quotations published by the Trust will be updated to reflect such changes. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

Money Fund

Current yield, as prescribed by the SEC, is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from the Money Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding (that is, the effect of reinvesting dividends paid on both the original share and those acquired from the reinvestment of such dividends). The Fund may also quote tax equivalent yield and tax equivalent effective yield, which demonstrate the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Insured Fund and Money Fund

Tax equivalent effective yield demonstrates the effective yield from a taxable investment necessary to produce an after-tax effective yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed in the same manner as is the fund's tax equivalent yield, except that it is based on the tax exempt portion of the fund's effective, rather than its current, yield. The figure is calculated by dividing the tax-exempt portion of a fund's effective yield by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's effective yield.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and for the Insured Fund will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. For the Money Fund, such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of the Funds, and classes, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.

Because Insured Fund Class II shares were not offered prior to May 1, 1995, not all performance data is available for these shares. After a sufficient period of time has passed, Class II performance data will be available.


General Information



Reports to Shareholders

Each Fund's fiscal year ends June 30. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on each Fund's performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on July 18, 1985. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series may be added in the future by the Board of Trustees.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees.

The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special meeting of a series for such purposes as changing fundamental investment restrictions for the series, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the Board in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees as is provided in Section 16(c) of the 1940 Act.

Shares of each class of a Fund represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. For matters that only affect a certain class of a Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares of a Fund will vote separately on matters (1) affecting only that class of such Fund, (2) expressly required to be voted on separately by each class by state business trust law, or (3) required to be voted on separately by each class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares of a Fund requires shareholder approval, only shareholders of Class I of that Fund may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II of such Fund may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of a Fund, this affects all shareholders of that Fund, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Redemptions by the Funds

Each Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50 in the Insured Fund and $250 in the Money Fund, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.


Account Registrations



An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in a Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

Each Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.


Important Notice Regarding
Taxpayer IRS Certifications



Pursuant to the Code and U.S. Treasury regulations, each Fund may be required to report to the IRS any taxable dividend, capital gain distribution or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

Each Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.


Portfolio Operations



The following persons are primarily responsible for the day-to-day management of the Funds' portfolios. Don Duerson, John Pomeroy and Stella Wong since 1986, Thomas Kenny since 1994, and Bernard Schroer since 1987.

Don Duerson
Vice President and Senior Portfolio Manager
Franklin Advisers, Inc.

Mr. Duerson has been responsible for portfolio recommendations and decisions of the Franklin California Insured Tax-Free Income Fund since he joined Advisers in 1986. He has a Bachelor of Science degree in Business and Public Administration from the University of Arizona and experience in the portfolio management business dating back to 1956. He is a member of various industry-related committees and associations.

Thomas Kenny
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Kenny is Director of Franklin's Municipal Bond Department. He joined Franklin in 1986 and has been responsible for making portfolio recommendations and decisions for the Funds since August 1994. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry-related committees and associations.

John Pomeroy
Portfolio Manager
Franklin Advisers, Inc.

Mr. Pomeroy has been responsible for portfolio recommendations and decisions for the Franklin California Tax-Exempt Money Fund since he joined Advisers in 1986. He received a Bachelor of Arts degree in Business Administration from San Francisco State University in 1986 and is a member of various industry-related committees and associations.

Bernard Schroer
Vice President and Senior Portfolio Manager
Franklin Advisers, Inc.

Mr. Schroer has been responsible for portfolio recommendations and decisions of the Franklin California Insured Tax-Free Income Fund since he joined Advisers in 1987. From 1974 to 1984, he was the manager of trading at Kidder, Peabody and Company, Inc. He has a degree in Finance from Santa Clara University and is a member of various municipal securities industry-related committees and associations.

Stella Wong
Senior Portfolio Manager
Franklin Advisers, Inc.

Ms. Wong has been responsible for portfolio recommendations and decisions for the Franklin California Tax-Exempt Money Fund since 1986, when she joined Advisers. She holds a Bachelor of Science degree in Business Administration from San Francisco State University and a Master's degree in Financial Planning from Golden Gate University. She is a member of various industry-related committees and associations.


Risk Factors in California



The following information as to certain California risk factors is given to investors in view of the Fund's policy of investing primarily in California state and municipal issuers. The information is based primarily upon information derived from public documents relating to securities offerings of California state and municipal issuers, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.

California constitutional and other laws affect the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers to raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation would provide sufficient revenue for such California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

The past four years have challenged California's resiliency, as cyclical and structural problems have been addressed. The national recession severely affected California and its effects have lingered. The magnitude of California's military-industrial complex and effects of the recession has resulted in a loss of more than 700,000 jobs. Of the approximate 700,000 jobs lost, it is estimated 240,000 have been restored. Base closures have likewise impacted state and local economies. California's social welfare and entitlement programs have strained finances as caseload growth has exceeded resource availability. The high priority of public safety has resulted in the enactment of strong crime legislation that is both capital and labor intensive. California has been affected by natural catastrophes including earthquakes, wildfires, floods and droughts.

By the fall of 1993 it had become apparent the California economy had reached a trough and recovery was underway. During 1994 the state's economy paralleled the broad-based expansion occurring on the national level. California's economy continued to gain momentum through 1994 as revenue collections exceeded budget projections. The state's unemployment rate opened 1994 at 10.1 percent and declined to 7.7 percent at calendar year-end. California's unemployment rate rose slightly in January 1995 to 8.2 percent, perhaps reflecting the effect of seven rate increases over the past year. The number of jobless in January 1995 was approximately 1.3 million, reflecting a decrease of 300,000 from the prior year.

In July of 1994, both S&P and Moody's lowered the general obligation bond ratings of the state of California from A+ to A and Aa to A1, respectively. These revisions reflected the state's heavy reliance on the short-term note market to finance its cash imbalance and the likelihood that this exposure will persist for at least another two years. For more information on these ratings revisions and the state's current budget, please refer to the Trust's SAI.

On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Orange County Funds" or "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Orange County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Orange County Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Orange County Funds. As of mid-January, 1995, following a restructuring of most of the Orange County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Orange County Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Following the bankruptcy filing many of the entities which deposited moneys in the Orange County Funds, including the County, faced cash flow difficulties because of the bankruptcy filing and would have been required to reduce programs or capital projects. On May 2, 1995, the bankruptcy court approved a settlement between the County and the participants in the Orange County Funds which provides for participants to receive 100% of their investment balances. The settlement provides an initial cash distribution of 77% of their aggregate investment balance followed by a combination of recovery notes and other claims. The initial 77% distribution was released on May 19, 1995, which will greatly reduce the cash flow difficulties faced by depositors.

The state has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered state programs because of insufficient resources, it may be necessary for the state to intervene, but the state cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Orange County Funds. Under existing legal precedent, the state is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The state is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the state may have to provide. The Governor has called a special session of the Legislature which is expected to consider various responses to the Orange County situation.







FRANKLIN
CALIFORNIA
TAX-FREE TRUST



STATEMENT OF ADDITIONAL INFORMATION
777  Mariners  Island  Blvd.,
P.O. Box 7777
San Mateo, CA 94403-7777
1-800/DIAL BEN

NOVEMBER 1, 1995


Contents                                             Page

About the Trust...................................    2

The Funds' Investment
 Objectives and Policies..........................    2

Description of Municipal
 and Other Securities.............................    3

Insurance.........................................    6

Investment Restrictions...........................    7

Trustees and Officers.............................    8

Investment Advisory
 and Other Services...............................   11

The Trust's Policies Regarding
 Brokers Used on Portfolio Transactions...........   12

Additional Information Regarding
 the Funds' Shares................................   13

Additional Information
 Regarding Taxation...............................   17

The Trust's Underwriter...........................   18

General Information...............................   21

Miscellaneous Information.........................   26

Financial Statements..............................   28

Appendices........................................   28

Franklin California Tax-Free Trust (the "Trust") is an open-end management investment company consisting of three separate series: Franklin California Intermediate-Term Tax-Free Income Fund (the "Intermediate-Term Fund"), Franklin California Insured Tax-Free Income Fund (the "Insured Fund") and Franklin California Tax-Exempt Money Fund (the "Money Fund"). The Intermediate-Term Fund is nondiversified; the Insured and Money Funds are diversified. The series may separately or collectively be referred to hereafter as the "Fund," "Funds" or individually by the policy included as part of its name.

Each Fund intends to concentrate its investments in California municipal securities and seeks to provide investors with as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Money Fund also seeks liquidity in its investments.

The Intermediate-Term Fund seeks to accomplish its objective by investing primarily in a portfolio of investment grade obligations with a dollar-weighted average portfolio maturity of more than three years but not more than ten years.

The Insured Fund invests in California municipal securities which are covered by insurance guaranteeing the scheduled payment of principal and interest, in securities backed by the full faith and credit of the U.S. government, in municipal securities secured by such U.S. government obligations and in short-term obligations of issuers with the highest ratings from Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). All insured securities not insured by the issuer will be insured by a qualified municipal bond insurer.

The Money Fund is a no-load money market fund offering investors a convenient way to invest in a diversified, professionally managed portfolio of high quality, short-term California municipal securities. The Money Fund attempts to maintain a stable net asset value of $1.00 per share (although no assurances can be given that this will be achieved) and offers shareholders the convenience of redemption drafts (similar to checks) as one of the means of redeeming their shares.

A Prospectus for the Intermediate-Term Fund and a Prospectus for the Insured and Money Funds, both dated November 1, 1995, as may be amended from time to time, provide the basic information a prospective investor should know before investing in any Fund of the Trust and may be obtained without charge from the Trust or from the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address shown above.

As explained in the Insured Fund's Prospectus, the Insured Fund offers two classes of shares to its investors ("multiclass"): Franklin California Insured Tax-Free Income Fund - Class I ("Class I") and Franklin California Insured Tax-Free Income Fund - Class II ("Class II"). The new multiclass structure allows investors to choose, among other features, the differing front-end sales charges and ongoing distribution fees ("Rule 12b-1 fees") on their investments in the Insured Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE A PROSPECTIVE INVESTOR WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND EACH FUND AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES.

About The Trust

The Trust is an open-end management investment company, commonly called a "mutual fund," and registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on July 18, 1985. The Trust issues its shares of beneficial interest with no par value in three series, each of which maintains a totally separate investment portfolio.

The Funds' Investment
Objectives and Policies

As noted in the Prospectuses, each Fund seeks to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes of California as is consistent with prudent investment management and the preservation of shareholders' capital. The Money Fund also seeks liquidity in its investments. The Intermediate-Term Fund seeks to accomplish its objective by investing primarily in a portfolio of investment grade obligations with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. Under California law, a mutual fund must have at least 50% of its total assets invested in California state and local municipal securities or in other obligations exempt from taxation by the laws of California (including U.S. territorial obligations) at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income taxes. Federal tax law also requires that, in order to be eligible to pay "exempt-interest dividends," a mutual fund must have at least 50% of its total assets invested in state and local municipal obligations (defined to include all U.S. territorial obligations) at the end of each quarter of its taxable year. Accordingly, as described in each Prospectus, under normal market conditions, each Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities the interest on which is exempt from federal income taxes, including the alternative minimum tax, and, in the case of the Insured and Money Funds, the personal income taxes of California. The Intermediate-Term Fund will invest, under normal market conditions, at least 65% of its net assets in securities the interest on which is exempt from the personal income taxes of California. Thus, it is possible, although not anticipated, that up to 20% of a Fund's net assets could be invested in municipal securities subject to the alternative minimum tax and/or in taxable obligations and, with respect to the Insured and Money Funds, municipal securities from another state, and up to 35% of the Intermediate-Term Fund's net assets could be in municipal securities from a state other than California.

Although each Fund seeks to invest all of its assets in a manner designed to accomplish its objective, there may be times when market conditions limit the availability of appropriate municipal securities or, in the investment manager's opinion, there exist uncertain economic, market, political, or legal conditions which may jeopardize the value of municipal securities. For temporary defensive purposes only, when the investment manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value, a Fund may invest more than 20% and up to 100% of the value of its net assets in fixed-income obligations, the interest on which is subject to federal income tax, and each Fund may invest more than 20%, or more than 35% for the Intermediate-Term Fund, and up to 100% of its net assets in instruments the interest on which is exempt from federal income taxes only.

The municipal securities in the Money Fund's portfolio will be invested in securities which have been rated, at the time of purchase, not lower than Aa (applicable to municipal bonds), MIG-2 (applicable to municipal notes), or Prime-2 (applicable to commercial paper) by Moody's, or AA (bonds), SP-1 (notes), or A-1 (commercial paper) by S&P or which are unrated, but only if the investment manager believes that the financial condition of the issuer of such securities limits the risks of the Money Fund to a degree comparable to securities rated at least within the two highest grades by Moody's or S&P. Any municipal security which depends on the credit of the federal government will be regarded as having a rating of Aaa (Moody's) or AAA (S&P). (See the Appendix at the end of this SAI for more information concerning Moody's and S&P ratings.)

Subsequent to its purchase by the Money Fund, a municipal security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment manager will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Money Fund, the investment manager will consider, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.

Generally, all of the instruments held by the Money Fund are offered on the basis of a quoted yield to maturity, and the price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the purchaser. The maturities of these instruments held by the Money Fund at the time of issuance will generally range between three months and one year.

The Intermediate-Term Fund is non-diversified and not subject to any statutory restriction under the 1940 Act with respect to the investment of its assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. The Intermediate Term Fund does, however, intend to comply with tax diversification requirements under Subchapter M of the Code applicable to all three funds for qualification as a regulated investment company. As a fundamental policy, with respect to 75% of their net assets, the Insured and Money Funds, the two diversified series of the Trust, will not purchase a security if, as a result of the investment, more than 5% of each Fund's assets would be in the securities of any single issuer. For this purpose, each political subdivision, agency, or instrumentality and each multistate agency of which a state, including California, is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio. Furthermore, for purposes of determining issuer diversification, an escrow-secured or defeased bond, discussed under "Description of Municipal and Other Securities", will generally not be treated as an obligation of the original municipality provided certain conditions, as prescribed by the SEC, are followed.

The investment objectives and policies of the Funds, as set forth above, are fundamental, unless otherwise noted, and may not be changed without the approval of a majority of the respective Fund's outstanding shares.

General

To assure compliance with adopted procedures pursuant to Rule 2a-7 under the 1940 Act, the Money Fund will limit its investments to those U.S. dollar denominated instruments which the Board of Trustees of the Trust determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, or which are unrated and of comparable quality, with remaining maturities of 397 calendar days or less. The Money Fund will maintain a dollar weighted average maturity of the securities in its portfolio of 90 days or less. These procedures are not fundamental policies of the Money Fund.

Description of Municipal
and Other Securities

The Prospectuses describe the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which each Fund may invest.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They, also, are usually general obligations of the issuer.

Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Tax-Exempt Commercial Paper typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Industrial Development Revenue Bonds which pay tax-exempt interest are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments.

When-Issued Purchases. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Funds' intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds believe that their net asset value or income will not be adversely affected by their purchase of municipal bonds on a when-issued basis. Each Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

Callable Bonds. There are municipal bonds which are issued with provisions which prevent them from being called, typically for periods of 5 to 10 years. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by the Funds' investment manager, the Funds believe they have reduced the risk of adverse impact on net asset value based on calls of callable bonds. The investment manager may dispose of such bonds in the years prior to their call dates, if the investment manager believes such bonds are at their maximum premium potential. In pricing such bonds in each Fund's portfolio, each callable bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a Fund's callable bonds may have an impact on such Fund's net asset value. In light of each Fund's pricing policies and because each Fund follows certain amortization procedures required by the Internal Revenue Service, the Funds are not expected to suffer any material adverse impact related to the value at which each Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the re-investment of the proceeds of any called bond may be in bonds which pay a higher or lower rate of return than the called bonds; and, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated or that each Fund's objective will be achieved.

Escrow-Secured Bonds or Defeased Bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P and Moody's.

Stripped Municipal Securities. Municipal securities may also be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on municipal obligations.

Variable or Floating Rate Demand Notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, and are calculated to maintain the market value of the VRDN at approximately the par value upon the adjustment date.

Certificates of Participation. As stated in each Prospectus, a Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs are distinguishable from municipal debt in that the lease which is the subject of the transaction typically contains a "non-appropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds.

U.S. Government Obligations which may be owned by a Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

Commercial Paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

Certificates of Deposit are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

Bankers' Acceptances are short-term credit instruments used to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Repurchase Agreements. The Money Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security. The U.S. government security subject to resale (the collateral) will be held pursuant to a written agreement and the Fund's custodian will take title to, or actual delivery of, the security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Money Fund invest in repurchase agreements with a term of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Money Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements.

Lending Portfolio Securities. Each Fund may lend its portfolio securities to nonaffiliated brokers, dealers and financial institutions provided that cash equal to 102% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. Each Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 10% of the value of its total assets. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finder's, borrowers', administrative, and custodial fees in connection with a loan of its securities.

Income derived by a Fund from securities lending transactions, repurchase transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal and California personal income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders. If the Fund, however, meets the 50% asset investment requirement of California law described above and properly designates such distributions, they will be excludable from income for California personal income tax purposes.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities, in which each Fund may also invest, to the extent the investments would be consistent with the foregoing objectives and policies.

Timing of Securities Transactions

Each Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with the Fund's objective of seeking interest income while conserving capital. While short-term trading increases portfolio turnover, the execution costs for municipal bonds are substantially less than for equivalent dollar values of equity securities. Portfolio turnover rates for the Insured and Intermediate-Term Funds are in the Financial Highlights table in their respective prospectuses. No calculation of turnover rate is shown for the Money Fund because the short-term securities which compose its portfolio are excluded in making such a calculation.

Insurance (Insured Fund Only)

Except for certain temporary short-term investments or U.S. government guaranteed securities, the investment in municipal securities by the Insured Fund is covered by insurance guaranteeing the scheduled payment of principal and interest thereon. Depending on market conditions, and under current portfolio insurance restrictions, it is expected that California municipal securities will compose a major portion of the portfolio of the Insured Fund.

As described in its Prospectus, the Insured Fund will receive payments of insurance for any installment of interest and principal due for payment but which shall be unpaid by reason of nonpayment by the issuer. The term "due for payment," in reference to the principal of a security, means its stated maturity date or the date on which it should have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity; when referring to interest on a security, the term means the stated date for payment of interest. When, however, the interest on the security has been determined, as provided in the underlying documentation relating to such security, to be subject to federal income taxation, due for payment, when referring to the principal of such security, also means the date on which it has been called for mandatory redemption as a result of such determination of taxability; when referring to interest on such security, the term means the accrued interest at the rate provided in such documentation to the date on which it has been called for such mandatory redemption, together with any applicable redemption premium. The insurance feature insures the scheduled payment of interest and principal and does not guarantee the market value of the insured municipal securities nor the value of the shares of the Insured Fund.

As stated in the Insured Fund's prospectus, each insured municipal security in the Insured Fund's portfolio will be covered by either a "New Issue Insurance Policy" obtained by the issuer of the security at the time of its original issuance or a "Secondary Insurance Policy" or a "Portfolio Insurance Policy" issued by a qualified municipal bond insurer.

Under the provisions of the Portfolio Insurance Policy, the insurer unconditionally and irrevocably agrees to pay to the appointed trustee or its successor and its agent (the "Trustee") that portion of the principal and interest on the securities which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer. The insurer will make such payments to the Trustee on the date the principal or interest becomes due for payment or on the business day next following the day on which the insurer received notice of nonpayment, whichever is later. The Trustee will disburse to the Insured Fund the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Trustee of (i) evidence of the Insured Fund's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the insurer. Upon such disbursement, the insurer shall become the owner of the security, appurtenant coupon or right to payment of principal or interest on such security and shall be fully subrogated to all of the Insured Fund's rights thereunder, including the right to payment thereof.

Bond insurers are often referred to as "monolines" in that they only write financial guarantees as opposed to "multiline" insurers who write several different types of insurance policies, such as life, auto and home insurance, and are exposed to many types of risk. Additionally, bond insurers are not exposed to "run risk" (which occurs when too many policyholders rush to cash in their policies), because they only guarantee payment when due. Also, in order to maintain triple-A status by the recognized national securities rating agencies (which is required by the Insured Fund), the bond insurers invest their assets mainly in high quality municipal and corporate bonds rated double-A or better and U.S. government obligations.

Neither the Insured Fund nor its investment manager make any representations as to the ability of any insurance company to meet its obligation to the Insured Fund if called upon to do so.

Investment Restrictions

The Trust has adopted the following restrictions as additional fundamental policies of each Fund. These policies may not be changed, with respect to a Fund, without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Trust or of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or of a Fund or (2) 67% or more of the shares of the Trust or of a Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Trust or of a Fund are represented at the meeting in person or by proxy. Each Fund may not:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which a Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 3. Make loans, except through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude a Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies.

 9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Insured and Intermediate-Term Funds invest their uninvested daily cash balances in shares of the Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) their purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing their shares (as determined under Rule 12b-1, as amended under federal securities laws), and iii) aggregate investments in any such money market fund do not exceed (A) the greater of (i) 5% of their total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

Trustees and Officers

The Board of Trustees (the "Board") has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                                     Positions and Offices
  Name, Address and Age              with the Trust        Principal Occupations
                                                          During Past Five Years


  Frank H. Abbott, III (74)          Trustee
  1045 Sansome St.
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

  Harris J. Ashton (63)              Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

* Harmon E. Burns (50)               Vice President
  777 Mariners Island Blvd.          and Trustee
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (63)           Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (80)           Trustee
  111 New Montgomery St., 402
  San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

* Charles B. Johnson (62)            Chairman
  777 Mariners Island Blvd.          of the Board
  San Mateo, CA 94404                and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

* Rupert H. Johnson, Jr. (55)        President
  777 Mariners Island Blvd.          and Trustee
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (66)            Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (67)             Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

  Kenneth V. Domingues (63)          Vice President -
  777 Mariners Island Blvd.          Financial Reporting
  San Mateo, CA 94404                and Accounting
                                     Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.


  Martin L. Flanagan (35)            Vice President
  777 Mariners Island Blvd.          and Chief
  San Mateo, CA 94404                Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (46)             Vice President
  777 Mariners Island Blvd.          and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

  Thomas J. Kenny (32)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President, Franklin Advisers, Inc. and officer of eight of the investment companies in the Franklin Group of Funds.

  Diomedes Loo-Tam (56)              Treasurer
  777 Mariners Island Blvd.          and Principal
  San Mateo, CA 94404                Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

  Edward V. McVey (58)               Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

Trustees not affiliated with the investment manager ("nonafilliated trustees") are currently paid fees of $640 per month plus $640 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds ("Franklin Templeton Group of Funds") from which they receive fees for their services. The following table indicates the fees paid by the Trust to its nonaffiliated trustees and the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                                                       Total
                                                                                                    Compensation
                                                        Aggregate        Number of Franklin         from Franklin
                                                      Compensation     Templeton Funds Boards     Templeton Funds,
Name                                                   from Trust*     on Which Each Serves***  including the Trust**


Frank H. Abbott, III..............................     $15,360.00                31                   $176,870
Harris J. Ashton..................................     $15,360.00                56                   $318,125
S. Joseph Fortunato...............................     $15,360.00                58                   $334,265
David Garbellano..................................     $15,360.00                30                   $153,300
Frank W.T. LaHaye.................................     $14,720.00                26                   $150,817
Gordon Macklin....................................     $15,360.00                53                   $301,885


*For the fiscal year ended June 30, 1995.
**For the year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated trustees are also reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each Franklin Templeton Fund for which they serve as directors, trustees or managing general partners. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of August 8, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 11,776,029.54 shares of the total outstanding shares of the Money Fund. In addition, many of the Trust's trustees own shares in various of the other funds in the Franklin Templeton Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Investment Advisory and Other Services

The investment manager of the Trust is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

Pursuant to separate management agreements, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of each Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Trust; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust.

See the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders dated June 30, 1995, for additional details of these expenses.

Pursuant to the management agreements, the Intermediate-Term and Insured Funds are obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million. The Money Fund pays a daily fee (payable at the request of the Manager) computed at the rate of 1/584 of 1% (approximately 5/8 of 1% per year) of the net assets of the Fund at the close of each business day on net assets up to and including $100 million; plus 1/730 of 1% (approximately 1/2 of 1% per year) of net assets over $100 million up to and including $250 million; and 1/811 of 1% (approximately 45/100 of 1% per year) of net assets over $250 million.

The Manager has agreed in advance to waive a portion of its management fees and make certain payments to reduce expenses of the Intermediate-Term Fund. This arrangement may be terminated by the Manager at any time upon notice to the Board. The management agreements specify that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by each Fund as prescribed by any state in which each Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of each Fund, 2% of the next $70 million of average net assets of each Fund and 1.5% of average net assets of each Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The tables below set forth the management fees each Fund was contractually obligated to pay the Manager and the management fees actually paid by each Fund, for the fiscal years ended June 30, 1993, 1994 and 1995.

Fiscal Year Ended June 30, 1995:

                              Contractual   Management
                              Management     Fees Paid
                                 Fees       By the Fund

Money Fund..................  $3,419,037    $3,419,037
Insured Fund................  $6,703,306    $6,703,306
Intermediate-
 Term Fund..................   $ 587,796     $ 119,684

Fiscal Year Ended June 30, 1994:

                              Contractual   Management
                              Management     Fees Paid
                                 Fees       By the Fund

Money Fund..................  $3,529,248    $3,529,248
Insured Fund................  $6,959,870    $6,959,870
Intermediate-
 Term Fund..................   $ 504,656     $  83,062

Fiscal Year Ended June 30, 1993:

                              Contractual   Management
                              Management     Fees Paid
                                 Fees       By the Fund

Money Fund..................  $3,547,759    $3,547,759
Insured Fund................  $5,492,526    $5,492,526
Intermediate-
 Term Fund*.................   $  76,166     $      0

*For the period September 21, 1992 (effective date of registration) to June 30, 1993.

The management agreements are in effect until March 31, 1996. Thereafter, they may continue in effect for successive annual periods, providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Trust's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the management agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreements may be terminated without penalty at any time by the Trust or by the Manager on 30 days' written notice and will automatically terminate in the event of their assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and acts as the Trust's transfer agent and dividend paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Trust. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended June 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders dated June 30, 1995.

The Trust's Policies Regarding
Brokers Used on Portfolio Transactions

Since most purchases made by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. As a general rule, the Funds do not purchase bonds in underwritings where they are not given any choice, or only limited choice, in the designation of dealers to receive the commission. Each Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocations of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of a Fund's shares may also be considered as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years ended June 30, 1993, 1994, and 1995 the Funds paid no brokerage commissions. As of June 30, 1995, the Funds did not own securities of their regular broker-dealers.

Additional Information
Regarding the Funds' Shares

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of each Fund must be denominated in U.S. dollars. The Trust reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see the Prospectus "Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which the Funds' shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Funds to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

A Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of a Fund's shares, submits a check or a draft which is returned unpaid to such Fund.

Shares of the Money Fund are eligible to receive dividends beginning on the first business day following settlement of the purchase transaction, through the date on which the Fund writes a check or sends a wire on redemption transactions.

Dividend checks which are returned to the Trust marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Trust may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Trust is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, shares of the Intermediate-Term and Class I of the Insured Fund are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Intermediate-Term Fund and Class I shares of the Insured Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of either Fund will be offered with the following schedule of sales charges:

                                                  Sales
Size of Purchase                                 Charge

Up to U.S. $100,000..........................      3%
U.S. $100,000 to U.S. $1,000,000.............      2%
Over U.S. $1,000,000.........................      1%

Purchases and Redemptions
Through Securities Dealers

Orders for the purchase of shares of the Intermediate-Term Fund and each class of the Insured Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Intermediate-Term and Insured Funds' public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with a Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

Effectiveness of Purchase Orders
(Money Fund)

The purchase price for shares of the Money Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form. Many of the types of instruments in which the Fund invests must be paid for in federal funds which are monies held by the custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Money Fund generally cannot be invested by the Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Money Fund is able to make investments immediately (within one business day), however, it may accept a purchase order with payment other than in federal funds; in such event, shares of the Money Fund will be purchased at the net asset value next determined after receipt of the order and payment. Once shares of the Money Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day all shares in the account are redeemed.

Payments transmitted by wire and received by the custodian and reported by the custodian to the Money Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day as received. Wire payments received or reported by the custodian to the Fund after that time will normally be effective on the next business day. Payments transmitted by check or other negotiable bank draft will normally be effective within two business days for checks drawn on a member bank of the Federal Reserve System and longer for most other checks. All checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Checks drawn in United States funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time. The Money Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to the shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Net Asset Value Purchases
(Intermediate-Term Fund
and Class I of the Insured Fund)

As discussed in the Prospectuses for the Intermediate-Term Fund and the Insured Fund under "How to Buy Shares of the Fund - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of the Intermediate-Term Fund and Class I of the Insured Fund without a front-end sales charge (net asset value) or a contingent deferred sales charge. Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer. For purchases made at net asset value by certain trust companies and trust departments of banks, Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent
(Intermediate-Term Fund
and Class I Shares of the Insured Fund)

An investor may qualify for a reduced sales charge on the purchase of shares of the Intermediate-Term Fund and Class I shares of the Insured Fund, as described in their Prospectuses. At any time within 90 days after the first investment which the investor wants to qualify for a reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the respective Fund. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. An investor who executes a Letter of Intent prior to a change in the sales charge structure for the Insured Fund or the Intermediate-Term Fund will be entitled to complete the Letter of Intent at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter of Intent was filed with the respective Fund.

As mentioned in the Prospectuses of the Insured Fund and the Intermediate-Term Fund, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the respective Fund registered in the investor's name. If the total purchases, less redemptions, equal the amount specified under the Letter of Intent, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter of Intent. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. The shareholder will receive a written notification from Distributors requesting the remittance. Upon such remittance, the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.

Redemptions in Kind

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

Redemptions by the Trust

Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of the Trust not to exercise this right with respect to any shareholder whose account has a value of $50 or more in the Intermediate-Term and Insured Funds and $250 or more in the Money Fund. In any event, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100 in the Insured and Intermediate-Term Funds and $500 in the Money Fund.

Calculation of Net Asset Value

As noted in the Prospectuses, the Intermediate-Term Fund and each class of the Insured Fund generally calculate net asset value as of the scheduled close of the the Exchange (generally 1:00 p.m. Pacific time) and the Money Fund generally calculates net asset value as of 3:00 p.m. Pacific time each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The valuation of the Money Fund's portfolio securities (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Money Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Money Fund's use of amortized cost, which facilitates the maintenance of the Money Fund's per share net asset value of $1.00 is permitted by a rule adopted by the SEC. Pursuant to this rule, the Money Fund must adhere to certain conditions. The Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those United States dollar-denominated instruments that the Board of Trustees determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments, the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of nationally recognized statistical rating agencies. As discussed in the Prospectus, securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year. The trustees have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Money Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Money Fund's portfolio holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Money Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

The Intermediate-Term and Insured Funds' portfolio securities are valued as stated in their Prospectuses. Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Intermediate-Term Fund's shares and each class of the Insured Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and 1:00 p.m. Pacific time which will not be reflected in the computation of the Intermediate-Term and Insured Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.

For the purpose of determining the aggregate net assets of the Intermediate-Term Fund, and each class of the Insured Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Over-the-counter portfolio securities are valued within the range of the most current bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Insured and Intermediate Funds may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Reports to Shareholders

The Trust sends annual and semiannual reports to its shareholders regarding each Fund's performance and portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee which the Funds normally pay Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

Multiple Accounts for Fiduciaries
(Money Fund Only)

As noted in the Prospectus, special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Money Fund. The institution may open a single master account by filing one application form with the Money Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them or they may be added at a later date by written advice or by filing forms supplied by the Money Fund. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the Money Fund are applicable to each subaccount. The Money Fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account. Further, the Money Fund will provide to each institution, on a quarterly basis, or more frequently as requested, a statement which will set forth for each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

Additional Information Regarding Taxation

As stated in the Prospectuses, each Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The trustees reserve the right not to maintain the qualification of each Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, such Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on its taxable and tax-exempt income, and finally, distributions of each Fund's income (including its tax-exempt income) will be taxable dividend income to shareholders to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed, nor taxed to the Funds) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Funds and received by the shareholder on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of each Fund to invest in such obligations, each Fund is authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, a Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from a Fund.

Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult with their tax advisors before purchasing shares of a Fund.

The following information on redemptions and share basis reporting primarily concerns shareholders in the Insured and Intermediate-Term Funds.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For shareholders subject to taxation, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin/Templeton Group of Funds(R) (defined in the Prospectus under "How to Buy Shares of a Fund") and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of such Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or 30 days after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

The Trust's Underwriter

Pursuant to underwriting agreements, Distributors acts as principal underwriter in a continuous public offering for shares of the Funds. The underwriting agreements are in effect until March 31, 1996 and will continue in effect for successive annual periods, provided that their continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of the Trust's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreements terminate automatically in the event of their assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of the Funds' shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of Class I and Class II shares of the Insured Fund, aggregate underwriting commissions for the fiscal years ended June 30, 1993, 1994, and 1995 were $11,369,559, $9,120,224, and 3,795,114 respectively.
After allowances to dealers, Distributors retained $354,780, $363,640 and $254,497 in net underwriting discounts and commissions for the respective years. For the Intermediate-Term Fund, aggregate underwriting commissions for the period September 21, 1992 (effective date of registration) to June 30, 1993 and the fiscal years ended June 30, 1994, and 1995 were $468,834, $623,133, and $177,913 respectively. After allowances to dealers, Distributors retained $39,257, $81,979 and $22,737 in net underwriting discounts and commissions for the respective years. Distributors may be entitled to reimbursement under the distribution plans of the Funds as discussed below. Except as noted, Distributors received no other compensation from either Fund for acting as underwriter.

Distribution Plans
(Intermediate-Term Fund and Insured Fund)

Each class of the Insured Fund has adopted a distribution plan ("Class I Plan" and "Class II Plan", respectively) pursuant to Rule 12b-1 under the 1940 Act. The Intermediate-Term Fund has also adopted a distribution plan pursuant to Rule 12b-1 (the "Intermediate-Term Plan"). The distribution plans for each Fund and class may be collectively referred to as the "Plans".

In implementing the Class I Plan, the Board determined that the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the Insured Fund that were acquired by investors on or after the Effective Date of the Class I Plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Insured Fund that were acquired before the Effective Date of the Class I Plan ("Old Assets"). Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the Class I Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Class I Plan, such as advertising.

The fee related to the Class I Plan is an expense of Class I as a whole, so that all Class I shareholders regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. That rate initially will be at least 0.07% (0.05% plus 0.02%) of Class I's average daily net assets and, as Class I shares are sold on or after the Effective Date, will increase over time. Thus, as the proportion of Class I shares purchased on or after the Effective Date increases in relation to outstanding Fund shares, the expenses attributable to payments under the Class I Plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan, the Class I Plan permits the Trust's trustees to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the Trust's Board of Trustees would be required to change the calculation of the payments to be made under the Class I Plan.

The Class II Plan. Under the Class II Plan, the Insured Fund is permitted to pay to Distributors or others annual distribution fees, payable quarterly, of 0.50% of Class II's average daily net assets, in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Insured Fund. In addition to this amount, under the Class II Plan, the Insured Fund shall pay 0.15% per annum, payable quarterly, of the Class' average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Insured Fund on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested.

In General. Pursuant to each Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of each Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation and distribution of sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of each Fund's shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plans, each Plan also provides that to the extent a Fund, the Manager or Distributors or other parties on behalf of a Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Funds, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which each Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Class II Plan became effective on May 1, 1995. The Plans are effective through March 31, 1996 and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreements between the Trust on behalf of the Intermediate-Term and Insured Funds and the Manager or the underwriting agreement between the Trust on behalf of the Intermediate-Term and Insured Funds and Distributors, or by vote of a majority of a Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Intermediate-Term and Insured Funds' outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

For the fiscal year ended June 30, 1995, the total amounts paid by the Intermediate-Term Fund and Class I and Class II of the Insured Fund pursuant to their respective Plans were $73,015, $1,010,395, and $261 respectively, which were used for the following purposes.


                             Intermediate-    Insured
                              Term Fund        Fund

Advertising...................                $195,155
Printing and mailing of pro-
 spectuses to other than
 current shareholders.........                $ 33,414
Payments to
 underwriters.................                $ 48,685
Payments to brokers
 or dealers...................    $73,015     $733,402
General Information

Performance

As noted in the Prospectuses, each Fund and each class of the Insured Fund may from time to time quote various performance figures to illustrate a Fund's past performance. The Intermediate-Term Fund and each class of the Insured Fund may occasionally cite statistics to reflect their volatility or risk.

INTERMEDIATE-TERM AND INSURED FUNDS

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund or class be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund or class are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Intermediate-Term Fund and the classes of the Insured Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and that income dividends and capital gains are reinvested at net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five-, and ten-year period and the deduction of all applicable charges and fees. If a change is made in the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.

In considering the quotations of total return by each Fund and class, investors should remember that the maximum front-end sales charge reflected in each quotation is a one-time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in a Fund. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in a Fund. The average annual compounded rates of return for the Intermediate-Term Fund and Class I of the Insured Fund for the indicated periods ended on June 30, 1995 were as follows:

                               One-     Five-    From
Fund Name                      Year     Year   Inception
Intermediate-Term
 Fund.......................   4.81%     N/A     5.29%
Insured Fund - Class I......   3.22%    6.70%    7.94%

These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T)  = ERV
where:

P  =     hypothetical initial payment of $1,000
T  =     average annual total return
n  =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in the Prospectuses, the Intermediate-Term Fund and each class of the Insured Fund may quote total rates of return in addition to their average annual total return. Such quotations are computed in the same manner as a Funds' or a class' average annual compounded rate, except that such quotations will be based on each Funds' or class' actual return for a specified period rather than on their average return over one-, five- and ten-year periods, or fractional portion thereof. The total rates of return for the Intermediate-Term Fund and Class I of the Insured Fund for the indicated periods ended on June 30, 1995 were as follows:

                             One-     Five-     From
Fund Name                    Year     Year    Inception
Intermediate-Term
 Fund.....................   4.81%     N/A     15.34%
 Insured Fund -
 Class I..................   3.22%   38.31%    111.91%

Yield

Current yield reflects the income per share earned by a Fund's portfolio investments.

Current yield for the Inermediate-Term Fund and each class of the Insured Fund is determined by dividing the net investment income per share earned by such Fund or class during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a Fund or class during the base period. The yields for the Intermediate-Term Fund and Class I and Class II of the Insured Fund for the 30-day period ended on June 30, 1995 were 5.05%, 4.71% and 4.31%, respectively.

These figures were obtained using the following SEC formula:

                                                6
                          Yield = 2 [( a-b + 1 )  - 1]
                                    ------------------
                                       cd
where:
a  =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d  =  the maximum offering price per share on the last day of the period

Tax Equivalent Yield

The Intermediate-Term Fund and each class of the Insured Fund may also quote a tax equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of a Fund or class (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and California income tax rate (and adding the product to that portion of the yield of the Fund that is not tax-exempt, if any). The tax equivalent yields for the Intermediate-Term Fund and Class I and Class II of the Insured Fund for the 30-day period ended on June 30, 1995 were 9.39%, 8.76% and 8.02%, respectively.

As of the date of this SAI, the state and the combined state and federal income tax rates upon which the Funds' tax equivalent yield quotations were based were 11.0% and 46.24%, respectively. These rates do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross income exceeding $100,000. Actual tax equivalent yields and tax equivalent distribution rates may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds. Furthermore, from time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Funds will be updated to reflect such changes. The Funds expect updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, such as the Intermediate-Term and Insured Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

Quotations of taxable equivalent yield by the Intermediate-Term and Insured Funds in advertisements may reflect assumed rates of return which are not intended to represent historical or current distribution rates or yields. Such quotations will be used in sales literature, such as Franklin's Tax-Free Yield Calculator, to illustrate the general principle of the impact taxes have on rates of return or to show the taxable rate of return that would be needed to match a tax-free rate of return.

Current Distribution Rate

Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to a Fund's or a class' shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund or class during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate equivalent to a Fund's or a class' current distribution rate (calculated as indicated above). The advertised taxable equivalent distribution rate will reflect the most current federal and California state tax rates available to a Fund. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

Volatility

Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Other Performance Quotations

With respect to those categories of investors who are permitted to purchase shares of the Intermediate-Term Fund or Class I shares of the Insured Fund at net asset value, sales literature pertaining to such Fund or class may quote a "Current Distribution Rate for Net Asset Value Investments." This rate is computed by adding the income dividends paid by a Fund or class during the last 12 months and dividing that sum by a current net asset value. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described elsewhere in this SAI with the substitution of net asset value for public offering price.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Each Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and the Templeton Group of Funds.

Comparisons

To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements and other materials regarding the Insured and Intermediate-Term Funds may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices -The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

c) Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

d) Lehman Brothers Municipal Bond Index (LBMBI) or its component indices - LBMBI measures yield, price and total return for the municipal bond market.

e) Bond Buyer's 20-Bond Index - An index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer's 30-Bond Index - An index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

g) Financial publications: The Wall Street Journal, Business Week, Financial World, Forbes, Fortune, and Money magazines - Provide performance statistics over specified time periods.

h) Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for Long-Term High Yield Index, Intermediate-Term High Yield Index, and Long-Term Utility High Yield Index.

i) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg, L.P.

j) Merrill Lynch California Municipal Bond Index - Based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the Los Angeles Times and the San Francisco Chronicle.

k) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis and Lipper - Mutual Fund Yield Survey - Measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

l) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - Analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

m) Mutual Fund Source Book, published by Morningstar, Inc. - Analyzes price, yield, risk, and total return for mutual funds.

n) Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

o) Standard & Poor's Bond Indices - Measure yield and price of corporate, municipal, and government bonds.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare each Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their figures. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

MONEY FUND

Current Yield

Current yield reflects the interest income per share earned by the Money Fund's portfolio investments.

Current yield is calculated by determining the net change, excluding capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

The yield for the Money Fund for the seven-day period ended on June 30, 1995 was 3.36%.

Effective Yield

Effective yield is computed in the same manner, except that the annualization of the return for the seven-day period reflects the results of compounding by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Effective yield for the Money Fund for the seven-day period ended on June 30, 1995 was 3.42%.

This figure was obtained using the SEC formula:

                                           365/7
Effective Yield = [(Base Period Return + 1)     ]-1

Tax Equivalent Yield

The Money Fund may also quote tax equivalent yield and tax equivalent effective yield, which demonstrate the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yields are computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest combined federal and California income tax rate (and adding the product to that portion of the yield of the Fund that is not tax-exempt, if any). The tax equivalent yield based on the current yield of the Money Fund for the seven-day period ended on June 30, 1995 was 6.25%. The tax equivalent effective yield based on the effective yield of the Money Fund for the seven-day period ended on June 30, 1995 was 6.36%.

The tax rate and advertisement discussions under the subcaption "Tax Equivalent Yield," with respect to the Insured and Intermediate-Term Funds apply as well to advertisements of tax equivalent yield by the Money Fund.

Comparisons

To help investors better evaluate how an investment in the Money Fund might satisfy their investment objective, advertisements and other materials regarding the Money Fund may discuss various measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) IBC/Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation published by Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long term government bonds, Treasury bills, and inflation.

g) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money Magazines - provide performance statistics over specified time periods.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Money Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Money Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

Other Features and Benefits (All Funds)

Franklin is a leader in the tax-free mutual fund industry, currently offering 42 tax-free funds, including 31 funds free from both federal and state personal income taxes, and managing more than $41 billion in municipal bond assets for over half a million investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1995, taxes could cost an investor as much as $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 11% for 1995). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide an investor with the potential to earn income free of federal taxes, and depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than a similar taxable investment.

While municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the United States government and its agencies, the market price of such securities may fluctuate. This fluctuation will have a direct impact on the net asset value of an investment in the Fund.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectuses, shares of the Funds are generally sold through securities dealers or other financial institutions. Investment representatives of such securities dealers or financial institutions are experienced professionals who can offer advice on the type of investment suitable to an investor's unique goals and needs, as well as the types of risks associated with such investment.

Each Fund may help investors achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that such goals will be met.

Miscellaneous Information

Each Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $129 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offer to the public 115 U.S. based mutual funds. The Funds may identify themselves by their NASDAQ or CUSIP number.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

According to Research and Ratings Review, Volume II, dated February 28, 1994, Franklin's municipal research team ranked number 2 out of 1,000 investment advisory firms surveyed by TMS Holdings, Inc. As of April 19, 1995, this ranking was unchanged.

From time to time, advertisements or sales material issued by the Funds may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit, research and public education organization. The report illustrates, among other things, the amount of time, on an annual basis, the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance; (2) copies of all brokerage confirmations must be sent to the compliance officer, and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; (3) in addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Distributions and distribution adjustments by the Money Fund resulting from realized gains and losses on the sale of portfolio securities or from unrealized appreciation or depreciation in the value of portfolio securities are required to maintain a $1.00 net asset value and may result in under or over distributions of investment company taxable income.

As noted in its Prospectus, the Money Fund declares dividends for each day that the Fund's net asset value is calculated equal to all of its daily net interest income, payable to shareholders of record as of the close of business the preceding day. The Intermediate-Term and Insured Funds make monthly income distributions substantially equal to all of their net investment income for the fiscal year.

Shareholders who so request may have their dividends paid out monthly in cash. For Money Fund shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last bank business day of the month and the proceeds will be paid to them in cash. If a shareholder withdrew the entire amount in an account at any time during the month, all dividends accrued with respect to the account during the month to the time of withdrawal would be paid in the same manner and at the same time as the proceeds of withdrawal. Each Money Fund shareholder will receive a monthly summary of the account, including information as to dividends reinvested or paid.

The Board reserves the right to revise the above dividend policy or postpone the payment of dividends, if warranted in its judgment, due to unusual circumstances such as a large expense, loss or unexpected fluctuation in net assets.

The portfolio insurance of the Insured Fund may affect the value of the Insured Fund's shares under certain circumstances. As discussed in its Prospectus, unless a Secondary Market Insurance Policy is purchased with respect to the portfolio security, the Insured Fund intends to hold any defaulted securities or securities for which there is a significant risk of default in its portfolio until the default has been cured or the principal and interest are paid by the issuer or the insurer. In such circumstances, the Board of Trustees has instructed the Manager to consider in its evaluation of these securities the value of the insurance for the interest and principal payments, as well as the market value of the portfolio securities, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the interest and principal payments to be received from the insurance company. Absent any unusual or unforeseen circumstances, as a result of the Portfolio Insurance Policy, the Manager would likely recommend that the Insured Fund value the defaulted securities, or securities for which there is a significant risk of default, at the same price as securities of a similar nature which are not in default. A defaulted security covered by a Secondary Market Policy would be valued at market.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

As of August 3, 1995, the principal shareholders of any of the Funds, beneficial or of record, the shareholder's address and the amount of the shareholder's share ownership were as follows:

                             Number of
                             Shares Held       Percentage

Intermediate-Term Fund
Thomas W. Cotter
Neva J. Cotter
741 Center Dr.
Palo Alto, CA 94301.........    528,753.611       5.9%

Insured Fund Class II
Prudential Securities FBO
Rakesh C. Gupta &
Neelam Gupta Co-TTEES
FBO Gupta Fam. Liv. Tr.
UA DTD 12/22/94
Hemet, CA 92544-6523........      9,146.973       5.04%

James A. Dimsey &
Carol J. Dimsey TTEES
Dimsey Fam Tr
3384 Amy Dr.
Corona, CA 91720............     16,546.070       9.12%

Edna Dibartolomeo TTEE
Edma Dibartolomeo
1995 Fam. Tr. DTD 2/2/95
741 N. Valley St.
Burbank, CA 91505...........     12,386.530       6.83%

Harold L. Weiner &
Gertrude S. Weiner TTEES
HL & GS Weiner
REV LIV TR
U/D/T DTD 10/9/88
431 N. Highland Ave.
Los Angeles, CA 90036.......     17,703.000       9.76%

From time to time, the number of shares of the Funds held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

Financial Statements

The audited financial statements contained in the Trust's Annual Report to Shareholders dated June 30, 1995, including the auditor's report, are incorporated herein by reference

Appendices

Appendix A -
RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

As indicated in the Funds' Prospectuses, the following information is given in view of the Funds' policies of investing primarily in California state and municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description, and is based primarily upon information derived from independent credit reports and historically reliable sources, but has not been independently verified by the Funds.

On June 6, 1978, California voters approved Proposition 13, which added Article XIIIA to the California Constitution. The principal thrust of Article XIIIA is to limit the amount of ad valorem taxes on real property to one percent of the full cash value as determined by the county assessor. The assessed valuation of all real property may be increased, but not in excess of two percent per year, or decreased to reflect the rate of inflation or deflation as shown by the consumer price index. Article XIIIA requires a vote of two thirds of the qualified electorate to impose special taxes, and completely prohibits the imposition of any additional ad valorem, sales or transaction tax on real property (other than ad valorem taxes to repay general obligation bonds issued to acquire or improve real property), and requires the approval of two-thirds of all members of the State Legislature to change any state tax laws resulting in increased tax revenues.

On November 6, 1979, California voters approved the initiative seeking to amend the California Constitution entitled "Limitation of Government Appropriations" which added Article XIIIB to the California Constitution. Under Article XIIIB state and local governmental entities have an annual appropriations limit and may not spend certain monies which are called appropriations subject to limitations (consisting of tax revenues, state subventions and certain other funds) in an amount higher than the appropriations limit. Generally, the appropriations limit is to be based on certain 1978-79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and services provided by these entities.

Decreases in state and local revenues in future fiscal years as a consequence of these initiatives may continue to result in reductions in allocations of state revenues to California municipal issuers or reduce the ability of such California issuers to pay their obligations.

In its third year of economic recovery, California continues to show gradual improvement. Although a large portion of the deficit accumulated during the rececession still remains, it the state will likely be able to retire its outstanding short-term borrowing as scheduled in April. Its balance sheet is still weak, but California's reliance on external cash flow has been reduced from previous years, and in the fiscal year ended June 30, 1995, the state produced an operating surplus of approximately $800 million.

The 1995-1996 budget, which was passed on August 3, 1995, calls for an operating surplus of approximately $600 million. The budget relies on the unlikely prospect that federal government will provide $500 million in new funding for incarceration of illegal aliens and other programs, as well as allow California to cut an additional $500 million from federally mandated programs such as AFDC and MediCal. At the same time, the temporary top marginal personal income tax rates have expired, bringing down such rates from 10% and 11% to 9.3%. School funding will increase by approximately $1 billion over last year, and there will be an 8% increase in the share of the state budget devoted to prisons.

California's long-term economic difficulties will continue for an extended period of time despite a gradually improving economy. K-12 education and prison costs are expected to rise more rapidly than the overall budget, and county governments are having difficulties resulting from the shift of property taxes from counties to schools. Even in areas where the growth rates appear to be decreasing, such as in health and welfare spending, it is likely that California will encounter the same uncertainties faced by other states as the federal government leaves more control to the states and as California's population grows older.

Financial, economic and political factors will continue to have significant effects on the health of the California economy. Voter initiatives have a strong impact on the budget, and the budget process has difficulty reconciling spending needs with a low tolerance for taxes. The constitutional reform commission will present a final plan to address many of these issues in January, and California's credit condition is expected to improve at a fairly limited rate unless such a plan is adopted.

Appendix B -
Description of Municipal Securities Ratings

Municipal Bonds

Moody's
Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Municipal bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Municipal bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

AAA bonds: Considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA bonds: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A bonds: Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB bonds: Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Municipal Notes

Moody's

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Notes are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below usually will be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper

Moody's

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A plus (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch's Short-term and Commercial Paper Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflects an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

CAT SAI 11/95